As filed with the Securities and Exchange Commission on April 30, 2009

SEC File Nos. 2-27135

811-01525

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 59

and/or

REGISTRATION STATEMENT

UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 34

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

(Exact Name of Registrant)

ALLSTATE ASSURANCE COMPANY

(Name of Insurance Company)

3100 Sanders Road, Suite J5B, Northbrook, Illinois, 60062

(Address of Insurance Company’s Principal Executive Offices) (Zip Code)

Insurance Company’s Telephone Number, including Area Code (847) 402-5000

Director of Illinois

Department of Insurance

320 West Washington Street

Springfield, Illinois 62767

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2009 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF FORM N-3

PAGE NO.	ITEM NO.	Part A – INFORMATION REQUIRED IN A PROSPECTUS

1	1	Cover Page
2	2	Definitions
3	3	Synopsis or Highlights
6	4	Condensed Financial Information
7	5	General Description of Registrant and Insurance Company
10	6	Management
11	7	Deductions and Expenses
14	8	General Description of Variable Annuity Contracts
16	9	Annuity Period
20	10	Death Benefit
20	11	Purchases and Contract Value
22	12	Redemptions
22	13	Taxes
28		Appendix I – (Includes Information Regarding Tax Qualified Retirement Plans)
30	14	Legal Proceedings
	15	Table of Contents of the Statement of Additional Information

PAGE NO.	ITEM NO.	Part B – INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

	16	Cover Page
	17	Table of Contents
1	18	General Information and History
2	19	Investment Objectives and Policies
3	20	Management
7	21	Investment Advisory and Other Services
9	22	Portfolio Managers
9	23	Brokerage Allocation
10	24	Purchase and Pricing of Securities Being Offered
10	25	Underwriters
10	26	Calculation of Performance Data
10	27	Annuity Payments
	28	Financial Statements Appendix A: Provident Investment Management, LLC Proxy Voting Policies and Procedures

PAGE NO.	ITEM NO.	Part C – OTHER INFORMATION

1	29	Financial Statements and Exhibits
3	30	Directors and Officers of the Insurance Company
5	31	Persons Controlled by or under Common Control with the Insurance Company or Registrant
8	32	Number of Contractowners
8	33	Indemnification
8	34	Business and Other Connections of Investment Adviser
8	35	Principal Underwriters
10	36	Location of Accounts and Records
10	37	Management Services
10	38	Undertakings

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

VARIABLE ANNUITY CONTRACTS

SOLD BY

ALLSTATE ASSURANCE COMPANY

NORTHBROOK, ILLINOIS 60062

(847) 402-5000

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Item 1. Cover Page

This Prospectus describes the following Variable Annuity Contracts (“Contracts”) offered by Allstate Assurance Company (“Company”). They are:

1. Individual Single Purchase Payment Variable Annuity Contract (“Single”);

2. Individual Flexible Installment Purchase Payment Variable Annuity Contracts (“Flexible”);

3. Individual Variable Annuity Contracts used to fund IRA’s (“IRA”);

4. Individual Variable Annuity Contracts used to fund HR-10 Plans (“HR10”);

5. Individual Variable Annuity Contracts used to fund Ind. 403(b) plans (“Ind 403(b)”); and

6. Group Variable Annuity Contracts used to fund 403(b) plans (“Grp 403(b)”).

Note: The public offering of Contracts of Allstate Assurance Company Separate Account B (“Separate Account B) and Allstate Assurance Company Separate Account C (“Separate Account C,” and, collectively with Separate Account B, referred to as the “Separate Account”), which was subsequently merged with Separate Account B, was discontinued on February 1, 1984.

No further offering of Contracts of the Separate Account is made hereby.

The information contained herein is intended solely for the information and use of holders of Contracts issued prior to February 1, 1984.

The purchase payments received pursuant to the Contracts are invested in the Separate Account, a separate account of the Company.

The primary investment objective of the Separate Account is long-term capital growth. The assets of the Separate Account will usually be invested in common stock. From time to time, management may decide to invest in preferred stock and debt obligations. When deemed necessary for defensive purposes, the Separate Account may hold short-term obligations, such as U.S. Government securities and certificates of deposit. The Contracts are subject to the risks associated with common stock investment and changing economic conditions. There can be no assurance that the investment objective will be attained.

This Prospectus sets forth information about the Contracts and the Separate Account that a prospective investor ought to know before investing and should be kept for future reference. A Statement of Additional Information (“SAI”), about the Company, the Separate Account and the Contracts has been filed with the Securities and Exchange Commission (“SEC”) and is available, without charge, upon written or oral request received by the Company. Information contained in the SAI has been incorporated into the Prospectus by reference. The SAI, Annual and Semi-Annual Reports to Shareholders, and other information about the Contracts, the Company and the Separate Account can be obtained and shareholder inquiries can be made by calling Linda Daughetee at (800) 718-8824, or sending a written request to Allstate Assurance Company, c/o Susan Roth, Unum Group, 1 Fountain Square, Chattanooga, Tennessee, 37402. The Company does not have a web site available for purposes of viewing the above-listed information. However, the SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Company. Please refer to the SAI and its Table of Contents following page 30.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Please read this Prospectus carefully and retain it for future reference. The date of this Prospectus is April 30, 2009. The date of the SAI is April 30, 2009.

Item 2. Definitions

Accumulation Unit - an accounting device used to determine the value of a contract before annuity payments begin. The value of the Accumulation Unit varies in accordance with the investment experience of the Separate Account.

Annuitant - the person or persons whose life determines the duration of annuity payments involving life contingencies.

Annuity - a series of payments generally for life or for life with specified minimums.

Annuity Commencement Date - the date on which annuity payments will begin.

Annuity Unit - an accounting device used to determine the amount of annuity payments.

ContractOwner - the person or entity with legal rights of ownership of the annuity contract.

Fixed Annuity - an annuity with payments fixed in amount throughout the annuity period.

Plan - an employer pension plan, profit sharing plan, or annuity purchase plan under which benefits are to be provided by the Variable Annuity Contracts described herein.

Purchase Payments - payments to the Company, after specific deductions, under an annuity contract.

Variable Annuity - an annuity providing for payments varying in amount in accordance with the investment experience of the Separate Account.

Item 3. Synopsis and Highlights

	Single	Flexible	IRA	HR10	Ind 403(b)	Grp 403(b)
Contractowner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	6%	8%	8%	8%	6%	6%
Annual Expenses (as a percentage of average net assets)
Management Fees	.5%	.5%	.5%	.5%	.5%	.5%
Mortality and Expenses Risk Fees	.7%	.7%	.7%	.7%	.7%	.7%
Total Annual Expenses	1.2%	1.2%	1.2%	1.2%	1.2%	1.2%

Examples:

SINGLE	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$71.56	$96.01	$122.34	$197.34
If you annuitize at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$71.56	$96.01	$122.34	$197.34
If you do not surrender your Contract:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$71.56	$96.01	$122.34	$197.34

FLEXIBLE	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$91.32	$115.24	$141.01	$214.42
If you annuitize at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$91.32	$115.24	$141.01	$214.42
If you do not surrender your Contract:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$91.32	$115.24	$141.01	$214.42

IRA	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$91.32	$115.24	$141.01	$214.42
If you annuitize at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$91.32	$115.24	$141.01	$214.42
If you do not surrender your Contract:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$91.32	$115.24	$141.01	$214.42

HR10	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$91.32	$115.24	$141.01	$214.42
If you annuitize at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$91.32	$115.24	$141.01	$214.42
If you do not surrender your Contract:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$91.32	$115.24	$141.01	$214.42

Ind.403(b)	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$71.56	$96.01	$122.34	$197.34
If you annuitize at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$71.56	$96.01	$122.34	$197.34
If you do not surrender your Contract:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$71.56	$96.01	$122.34	$197.34

Grp 403(b)	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$71.56	$96.01	$122.34	$197.34
If you annuitize at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$71.56	$96.01	$122.34	$197.34
If you do not surrender your Contract:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$71.56	$96.01	$122.34	$197.34

The Examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. This fee table is designed to summarize and illustrate all of the deductions and expenses described beginning on page 12 for the Contracts offered by this Prospectus. State premium taxes, as described on page 12, may also apply.

Item 4. Condensed Financial Information

Per Accumulation Unit Income and Capital Changes (information provided for the latest five fiscal years has been audited):

(Information provided for the latest five fiscal years has been derived from the full financial statements of the Separate Account for the year ended December 31, 2008, which were presented in accordance with accounting principles generally accepted in the United States of America and which were audited in accordance with accounting principles generally accepted in the United States of America.)

Year Ended December 31,

	2008	2007	2006	2005	2004
Investment income	$0.30	$0.29	$0.25	$0.19	$0.23
Expenses	0.18	0.21	0.19	0.18	0.18
Net investment income	0.12	0.08	0.06	0.01	0.05
Net realized and unrealized gains (losses) on securities	(7.38)	.93	1.33	.27	1.16
Net increase (decrease) in accumulation unit value	(7.26)	1.01	1.39	.28	1.21
Accumulation unit value at beginning of period	17.77	16.76	15.37	15.09	13.88
Accumulation unit value at end of period	10.51	17.77	16.76	15.37	15.09
Expenses to average net assets	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income to average contract owners’ equity	0.77%	0.46%	0.37%	0.07%	0.38%
Portfolio turnover rate	17%	8%	2%	6%	5%
Number of accumulation units outstanding at end of period	102,476	109,517	120,312	155,903	179,114

	2003	2002	2001	2000	1999
Investment income	$0.11	$0.11	$0.12	$0.12	$0.12
Expenses	0.14	0.15	0.19	0.22	0.20
Net investment income	(0.03)	(0.04)	(0.08)	(0.10)	(0.08)
Net realized and unrealized gains (losses) on securities	3.72	(5.07)	(1.28)	(2.42)	4.07
Net increase (decrease) in accumulation unit value	3.69	(5.11)	(1.36)	(2.52)	3.99
Accumulation unit value at beginning of period	10.19	15.30	16.66	19.18	15.19
Accumulation unit value at end of period	13.88	10.19	15.30	16.66	19.18
Expenses to average net assets	1.21%	1.19%	1.21%	1.20%	1.22%
Net investment income to average contract owners’ equity	(0.25)%	(0.34)%	(0.51)%	(0.55)%	(0.51)%
Portfolio turnover rate	3%	1%	12%	1%	14%
Number of accumulation units outstanding at end of period	205,266	211,880	238,382	361,853	609,502

Effective February 1, 2008, Provident Investment Management, LLC commenced serving as the investment adviser to the Separate Account. Prior to that date, the Company served as the investment adviser to the Separate Account.

Item 5. Description of Registrant and Insurance Company

Allstate (formerly Provident National Assurance Company) Assurance Company (“Company”) is a stock life insurance company organized under laws of the State of Illinois. Previously, the Company was organized under the laws of the State of Iowa. In accordance with the provisions of the Iowa Insurance Code, the Separate Account was established by the Company on August 21, 1967.

On November 27, 1974, all of the outstanding shares of stock of the Company were purchased by Provident Life and Accident Insurance Company (“Provident”), Chattanooga, Tennessee. Provident was organized in 1887 under the laws of the State of Tennessee.

On September 29, 1978, the Company changed its domicile from Des Moines, Iowa, to Chattanooga, Tennessee, pursuant to Section 56-202(b) of the Tennessee Code Annotated. As a result of the redomestication, the Company became a Tennessee corporation. In early 1996, as the result of corporate restructuring, the Company became a direct wholly owned subsidiary of Provident Companies, Inc., whose stock was publicly held and traded on the New York Stock Exchange as of December 31, 2000. On February 1, 2001, all of the outstanding shares of the Company were purchased by Allstate Life Insurance Company (“Allstate”), and the Home Office of the Company became located at 3100 Sanders Road, Suite J5B, Northbrook, Illinois, 60062. Effective November 7, 2001, the Company’s Articles of Reorganization were approved by the Illinois Department of Insurance, the Company’s name was changed to Allstate Assurance Company, and its state of domicile was changed from Tennessee to Illinois. Allstate, itself and/or through its subsidiaries, markets a broad line of life insurance, annuity and group pension products through diverse distribution channels. As of December 31, 2008, Allstate and its subsidiaries had assets of over $81.9 billion. Allstate is a wholly owned subsidiary of Allstate Insurance Company which, in turn, is a wholly owned subsidiary of The Allstate Corporation. Allstate is an Illinois stock life insurance company.

The Separate Account is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified open-end management investment company. It is the Separate Account through which the Company sets aside, separate and apart from its general assets, assets attributable to the variable portion of its variable annuity contracts. Registration under the 1940 Act does not involve supervision of management or investment practices or policies by the SEC.

The variable annuity contracts previously offered by the Company in the Separate Account include group and individual contracts designed for use in deferred compensation, association, payroll deduction and individual retirement plans, and contracts designed to provide benefits under annuity plans adopted by public school systems and certain tax exempt organizations which qualify for tax deferred treatment under Section 403(b) of the Internal Revenue Code of 1986, as amended (“Code”), as an individual retirement or an individual retirement account (“IRA”) adopted by an individual pursuant to Section 408 of the Code and individual non-trusteed plans established pursuant to the Self-Employed Individuals Tax Retirement Act of 1962, as amended (“HR-10 plans”).

This Prospectus generally describes only the variable portion of Contracts issued by the Company, except where fixed accumulation or fixed annuity payments are specifically mentioned. Fixed annuities are funded by the Company’s general assets and are not placed in the Separate Account.

The portion of contract values placed in the Separate Account are subject to the investment risks inherent in any equity investment. These risks include changing economic conditions as well as the risks inherent in management’s ability to make appropriate investment choices. There is no guarantee under a variable annuity contract that the variable annuity payments or the accumulation values will equal or exceed total purchase payments.

All Contracts contain the Company’s promise that on the annuity commencement date the contractowner or annuitant may elect to have provided an annuity payable for the lifetime of the annuitant provided the initial monthly annuity payment equals or exceeds $25. If the initial monthly annuity payment would be less than $25, payment shall be made at less frequent intervals or the value of the account shall be distributed in a lump sum as selected by the annuitant. The annuity payment will be based on the contract value and in case of variable annuity payments, will be affected only by the investment performance of the Separate Account and not by adverse mortality experience or by increases in the Company’s expenses above those assumed and for which deductions are provided in the Contract. Owners of individual Contracts and participants in group Contracts to which variable accumulation units are credited have the right to vote on particular questions affecting the management of the Separate Account. (see Voting Rights, page 14)

Withdrawal or redemption of funds from certain Contracts may result in tax penalties. (see Taxes, page 22)

Income, gains and losses, whether or not realized, resulting from assets allocated to the Separate Account are, in accordance with applicable variable annuity contracts, credited to or charged against the Separate Account without regard to other income gains or losses of the Company. Under the provisions of Illinois law, the assets in the Separate Account are not chargeable with liabilities arising out of any other business the Company may conduct. However, obligations arising under the Contracts are the obligation of the Company. The Separate Account, though an integral part of the Company, is registered as an open-end diversified management investment company under the 1940 Act. Under Illinois law, regulation of the Company by the Insurance Commissioner of the State of Illinois includes regulation of the Separate Account. Registration with the SEC does not involve supervision of management or investment practices or policies of the Separate Account or the Company by the SEC.

A. Investment Policies and Restrictions

I.	Fundamental

The investment policies listed below are, except as noted, fundamental to the Separate Account and may not be changed without prior approval by a vote of a majority of the holders of outstanding voting securities.

1. The investment objective of the Separate Account is long-term capital growth.

To the extent feasible, assets of the Separate Account will be kept fully invested and amounts will be held in cash only (a) temporarily, pending investment in accordance with the investment policy; and (b) to the extent necessary to make normal contract payments.

2. Investments will not be concentrated in particular industries or groups of industries and no more than 25% of the assets of the Separate Account will be invested in any one industry.

3. The Separate Account does not intend to engage in the purchase and sale of interests in real estate, but reserves freedom of action to do so. However, it will not make any such purchase if the value of any real estate held plus the amount proposed to be acquired (subject to the provisions of policy 10 below) amounts to more than 10% of the value of the Separate Account’s assets. The Separate Account may invest in deeds of trust to real estate or marketable interests in real estate investment trusts.

4. No purchase or sale of commodities or of commodity contracts will be made.

5. No money will be borrowed.

6. No loan of funds or other assets will be made, except through the acquisition of a portion of an issue of bonds, debentures or other evidence of indebtedness which are publicly distributed.

7. No securities of other issuers will be underwritten.

8. Not more than 5% of the voting securities of any one issuer will be acquired.

9. No purchase of securities will be made if, as a result of such purchase, more than the greater of $5,000 or 5% of the total value of the assets of the Separate Account will be invested in the securities of any one issuer (other than the United States or its instrumentalities).

10. The Separate Account will not invest more than 10% of the value of its assets in securities or other investments (including real estate and restricted securities) which are subject to legal or contractual restrictions upon resale or are not otherwise readily marketable.

Since the inception of the Separate Account, no purchases of restricted securities have been made. Moreover, management has no current intention of investing in such securities in the future.

11. No purchase of warrants or options to purchase securities will be made if, as a result of such purchase, more than 2% of the assets of the Separate Account will be invested in such warrants and options.

Since the inception of the Separate Account, no purchases of warrants or options have been made. Moreover, management has no current intention of investing in such securities in the future.

12. Dividends from the net investment income and capital gains distributions of the Separate Account will be retained and reinvested by the Separate Account.

II.	Other

The policies and objectives below may be changed by action of the Board of Managers.

1. All investments of assets of the Separate Account are restricted to those permitted under the regulations adopted by the Illinois Insurance Commissioner with respect to investments made by segregated variable annuity accounts established by insurance companies. Investments of the Separate Account will be in compliance with the regulations, including the provision that all common stock investments shall be in stock which is listed or admitted to trading on a securities exchange registered under the Securities Exchange Act of 1934 (“Exchange Act”) or which is publicly held and has been traded in the over-the-counter market and as to which current stock market quotations are readily available.

2. So long as the Company is licensed to conduct variable annuity business in the State of New York, the investment of assets of the Separate Account will be subject to the following restrictions, unless otherwise permitted by New York law: (a) no investment shall be made which will result in the ownership of more than 5% of the total outstanding common stock of any corporation; or (b) not more than 10% of the aggregate value of the assets of the Separate Account shall be invested at any time in common stocks which do not meet the criteria for investments by life insurance companies under New York law.

3. Purchases will not be made on the margin.

4. Short sales of securities will not be made.

5. Limited amounts of securities of one or more investment companies may be acquired up to a maximum of 10%, in the aggregate, of the assets of the Separate Account, provided that no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company will be owned by the Separate Account nor more than 5% of the value of the Separate Account’s assets will be invested in such company.

6. No investments in the securities of a company will be made for the purpose of exercising control of management.

7. Purchases will be made for investment purposes and not for short-term trading purposes. However, freedom of action is reserved to make such changes in the Separate Account’s portfolio as are considered necessary or desirable, including the realization of short-term capital appreciation when appropriate.

8. No participation will be made in joint or joint and several securities trading accounts.

A description of the Separate Account’s policies and procedures with respect to the disclosure of the Separate Account’s portfolio securities is available in the SAI at page 5.

B. Principle Risk Factors

The Separate Account invests in a diversified portfolio of common stocks. Common stocks are inherently volatile and their prices may decline substantially at times due to economic, competitive, regulatory, or other factors. In addition, the portfolio’s returns may differ materially from its benchmark, the S&P 500 index, due to differences in industry weightings and specific stock weightings. The Separate Account generally invests in mid-to-large capitalization growth stocks and this class of stocks may also perform materially different from the S&P 500 index for long periods of time due primarily to changes in forecasted relative earnings and interest rates.

Item 6. Management

The property and business of the Separate Account are managed by a Board of Managers selected by the owners of the Contracts to which variable accumulation units are credited. A majority of the Separate Account’s three managers are not deemed to be “interested persons” of the Separate Account or the Company as defined in the 1940 Act.

The Board of Managers has the following responsibilities and duties:

a) to select and approve annually an independent registered public accounting firm;

b) to execute and approve annually an agreement providing for sales and administrative services;

c) to execute and approve annually an agreement providing for investment advisory services;

d) to recommend any changes in the fundamental investment policies of the Separate Account; and

e) to authorize all investments of the assets of the Separate Account in accordance with the fundamental investment policies of the Separate Account, and to submit semi-annual and annual reports to the Contractowners.

Until February 2008, the Company served as the investment adviser to the Separate Account. As approved by the Board of Managers on October 16, 2007, and by the Contractowners on November 15, 2007, the Investment Advisory Agreement between the Company and Separate Account was terminated and an Investment Advisory Agreement between the Separate Account and Provident Investment Management, LLC (“PRIMCO”) was entered into effective February 1, 2008. A discussion regarding the basis for the Board of Managers approving the Investment Advisory Agreement will be available in the Semi-Annual Report to Shareholders for the period ending June 30, 2009.

PRIMCO is a Tennessee Limited Liability Company organized in October 1997 and serves as the investment adviser to the Separate Account. It is owned by Unum Group which is a Delaware holding company. PRIMCO is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Its principal offices are located at 1 Fountain Square, Chattanooga, Tennessee, 37402. It is owned by Unum Group and two of its subsidiaries, Provident Life and Accident Insurance Company and The Paul Revere Life Insurance Company. Its predecessor was The Paul Revere Investment Management Company, with whom it was merged in 1997. The managers of PRIMCO are officers of Unum Group. The personnel currently employed by PRIMCO consist primarily of individuals who work for Unum Group. Thus, the same personnel who has provided investment services to the Company and the Separate Account will continue to do so, but they are employed by a different legal entity.

PRIMCO continuously provides the Board of Managers with an investment program and recommendations on the purchase and sale of investments. PRIMCO is guided by the investment policies and restrictions promulgated by the Board of Managers of the Separate Account. Moreover, the Board reviews all actions taken by PRIMCO with regard to investments.

PRIMCO receives a monthly fee from the Separate Account equal to approximately 0.50% on an annual basis. No part of the investment advisory fees are derived from the sales and administrative expense fees described below.

As well as providing investment management services to the Separate Account, Unum Group and certain of its subsidiaries, PRIMCO also provides investment management services to other insurance companies. As of December 31, 2008, PRIMCO had over $35.0 billion in assets under management.

Under the Investment Advisory Agreement, PRIMCO, subject to the supervision of the Board of Managers of the Separate Account, is responsible for providing investment advisory services to the Company for the Separate Account in accordance with investment objectives and guidelines promulgated by the Board of Managers. In providing these services, PRIMCO is authorized to buy, sell, exchange, convert and otherwise trade in securities in the portfolio, and place orders for the execution of such transactions with or through such brokers, dealers, or issuers as it selects. PRIMCO provides the Separate Account with a value of the portfolio on a daily basis. PRIMCO provides such reports to the Board of Managers as are reasonably required, and attends meetings of the Board of Managers on a quarterly basis.

The portfolio managers for the Separate Account are Michael J. Updegraff and Ben S. Miller. Mr. Updegraff’s title is Senior Investment Officer and he has twenty-three years of service. For the last nine years, Mr. Updegraff has been involved as a credit analyst for the High Yield and Investment Grade bond portfolios in various industry sectors. Mr. Miller’s title is Vice President-Alternative Investments. He has twenty-two years of service. For the last nine years, Mr. Miller has managed High Yield portfolios.

See Section A.1. of “Deductions and Expenses” herein for a description of the underwriter and administrator of the Separate Account.

Item 7. Deductions and Expenses

A. Sales and Administrative Functions and Expenses

1.	General

The Company previously acted as principal underwriter and provided all sales and administrative services in connection with the Contracts and the Separate Account. The Company deducts a sales and administrative expense fee to cover these services as set forth below.

As a consequence of an Asset Transfer and Acquisition Agreement entered into by Provident Companies, Inc., et al. and American General Corporation, et al., dated as of December 8, 1997, The Variable Annuity Life Insurance Company (“VALIC”) became the Administrator of the Separate Account pursuant to the Separate Account Administrative Services Agreement entered into with VALIC in June 1998. The change in Administrator did not result in any changes in administrative and sales fees.

In connection with the sale of the Company by UnumProvident Corporation, now known as Unum Group, to Allstate, the Company entered into an Administrative Services Agreement with The Paul Revere Life Insurance Company (“Paul Revere”) dated as of September 10, 2000 which provides that Paul Revere will perform those administrative services required to be performed with respect to the Separate Account to the extent not performed by VALIC pursuant to the VALIC Administrative Services Agreement.

Administrative expense includes such items as fees and expenses of the Board of Managers, salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, custodian fees, printing, office equipment, stationery and plan administration cost. The charge for administrative expense is designed only to reimburse the Company for its actual administrative expense, and the Company does not expect to recover from the charge or any modification thereof any amount above its accumulated expenses in administering the Contracts.

When applicable, a deduction will be made for premium taxes imposed by some states or municipalities. These taxes currently range from 0% to a maximum of 3.5%.

2.	Tax Qualified Contracts

Under Contracts subject to Sections 401, 403(b) and 408 of the Code, the annuity purchase rates and the deductions for sales and administrative expenses, the investment advisory fee and the contingency fees, as contained in the Contracts when issued, will be applicable to cumulative purchase payments made under the Contract up to $100,000. Purchase payments made thereafter may be made only upon approval by the Company and will be subject to terms and conditions as required by the Company, but in no event will fees and expenses exceed those applied to purchase payments up to $100,000. The group Contracts may not be modified during the first contract year.

Under the individual Contract used to fund IRA’s and HR-10 plans, the Company deducts a sales and administrative fee of 8.0% from each purchase payment (of which 7.0% is for sales expense and 1.0% is for administrative expense).

Under the individual or group Contract used to fund plans qualifying under Section 403(b) of the Code, the Company deducts sales and administrative expense fees in accordance with the following schedule:

Cumulative Purchase Payment	Percentage Deduction	Portion For Sales Expense	Portion For Administrative Expense
First $10,000	6.0%	5.0%	1.0%
Balance	4.0%	3.0%	1.0%

3.	Non Tax Qualified Contracts

Under non tax qualified single purchase payment variable annuity Contracts, the sales and administrative expense fee is calculated as follows:

Single Purchase Payment	Percentage Deduction	Portion For Sales Expense	Portion For Administrative Expense
First $25,000	6.0%	4.5%	1.5%
Next $25,000	5.0%	4.0%	1.0%
Next $25,000	3.0%	2.5%	0.5%
Balance	2.0%	1.5%	0.5%

Under non tax qualified flexible installment purchase payment variable annuity Contracts, the sales and administrative expense fee is calculated as follows:

Single Purchase Payment	Percentage Deduction	Portion For Sales Expense	Portion For Administrative Expense
First $25,000	8.0%	7.0%	1.0%
Next $25,000	6.0%	5.0%	1.0%
Next $25,000	5.0%	4.0%	1.0%
Balance	4.0%	3.0%	1.0%

4.	Underwriting Agreement

Until March 2002, the Company served as the underwriter for the Separate Account. As approved by the Board of Managers on February 7, 2002, the Underwriting Agreement between the Company and the Separate Account was terminated and an Underwriting Agreement between the Separate Account and ALFS, Inc., an affiliated broker-dealer of the Company, was entered into effective as of March 30, 2002.

B. Expense and Mortality and Expense Risk Assumptions

Although variable annuity payments made under the Contracts will vary in accordance with the investment performance of the Separate Account, the payments will not be affected by (a) the Company’s actual expenses, if greater or less than the deductions provided for in the Contract, or (b) the Company’s actual mortality experience among annuitants after retirement.

The Company provides an expense assurance by assuming the risk that the administrative fee may be insufficient to cover the actual administrative costs.

The Company also assumes the risk that actual mortality of annuitants may be less than was assumed in calculating the annuity rates. The contingent mortality assurance provided by the Company under the Contracts is the Company’s contractual obligation to continue to make monthly annuity payments, determined in accordance with the annuity tables and other provisions contained in the Contracts, to each annuitant regardless of how long he or she lives and regardless of how long all annuitants as a group live. This obligation assures an annuitant that neither his or her longevity nor an improvement in life expectancy generally will have any adverse effect on the monthly annuity payments he or she will receive under the Contract and relieves the annuitant from the risk that he or she will outlive the funds which he or she has accumulated for retirement. The assurance is based on the Company’s actuarial determination of expected mortality rates among annuitants. If the future proves that the Company’s actuarial determination of expected mortality rates among annuitants was erroneous because, as a group, their longevity is longer than anticipated, the Company must provide amounts from its general funds to fulfill its contractual obligation. In that event, the Company may incur a loss. Conversely, if longevity among annuitants is lower than anticipated, a gain may result to the Company. The Company also provides a minimum death benefit.

For providing expense assurances and for the assumption of the mortality risks, a charge of .70% on an annual basis is deducted from the current net asset value of the Separate Account per valuation day. Under the VALIC Administrative Services Agreement, these fees are paid from the Company to VALIC.

C. Brokerage Expenses and Portfolio Turnover

PRIMCO has responsibility for placing orders for the purchase and sale of portfolio securities of the Separate Account under the Investment Advisory Agreement. With respect to such purchases and sales, the primary objective is to obtain the most favorable prices and execution of orders on behalf of the Separate Account. With respect to transactions executed in the over-the-counter market, PRIMCO will deal only with principal market makers unless more favorable prices are otherwise available.

PRIMCO does not expect to use any one particular broker or dealer but, subject to obtaining the best prices and executions, brokers who provide statistical information and supplemental research to PRIMCO for pricing and appraisal services utilized by PRIMCO may receive orders for transactions. It is not possible to determine the exact value of such statistical information and supplemental research provided to PRIMCO. Such information and research is used by PRIMCO for the benefit of all its investment accounts and no allocation of services or the costs therefore is made nor is such an allocation possible.

Any advisory fee paid by the Separate Account to PRIMCO will not be reduced as a consequence of PRIMCO’s receipt of brokerage and research services. To the extent that the Separate Account’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Separate Account will exceed those that might otherwise be paid by an amount which cannot be determined. Such services are useful and of value to PRIMCO in serving both the Separate Account and other clients and conversely such service obtained by placement of brokerage business of other clients would be useful to PRIMCO in carrying out its obligations to the Separate Account. While such services are not expected to reduce the expenses of PRIMCO, through the use of the services, PRIMCO avoids the additional expense which would be incurred if it should attempt to develop comparable information through its own staff. There were no gross purchase payments received for the year-ended December 31, 2008.

The Separate Account will purchase securities for long-term capital growth and not for short-term trading purposes, although in certain circumstances (such as during periods of pronounced market instability) it may sell securities held for a short period if considered necessary or desirable. Accordingly, the Separate Account’s annual rate of turnover ordinarily will not exceed 50%. In 2008, the portfolio turnover rate was 17%.

Item 8. General Description of Variable Annuity Contracts

ALFS, Inc., which is currently the underwriter for the Separate Account, is registered with the SEC as a broker dealer under Section 15 of the Exchange Act and is a member of the Financial Industry Regulatory Authority (“FINRA”). The public offering of Contracts of the Separate Account was discontinued on February 1, 1984. No further offering of Contracts of the Separate Account is made hereby.

The information contained herein is intended solely for the information and use of holders of Contracts issued prior to February 1, 1984.

A. Types of Contracts

An individual Contract is offered for IRA’s, nontransferable deferred annuities and individual non-trusteed HR-10 plans. The Contracts offered for use in plans qualifying under Section 403(b) of the Code are an individual Contract, under which the contractowner and annuitant are the same, and a group Contract under which a master Contract is issued to the employer who is the contract holder and which covers all participating employees, each of whom receives a certificate which summarizes the provisions of the master group Contract and evidences his participation in the contract.

Single purchase payment variable annuity Contracts and flexible installment purchase payment variable annuity Contracts, each available only on an individual basis are also offered. Purchase payments under flexible purchase payment variable annuity Contracts may be made at such intervals as desired, but are usually made on an annual, semi-annual, quarterly or monthly basis.

B. Voting Rights

Contractowners will have the right to vote at annual meetings of contractowners on the following matters:

1. Initial approval of and any amendment to an investment advisory agreement or sub-advisory agreement;

2. Ratification of the selection of an independent registered public accounting firm for the Separate Account;

3. Election of members to the Board of Managers of the Separate Account;

4. Any change in the fundamental investment policies of the Separate Account or other policies requiring contractowners’ approval (see Investment Policies and Restrictions, I. Fundamental, page 8); and

5. The transaction of such other business as may properly come before the meeting.

The number of votes which a contractowner may cast prior to the time annuity payments begin is equal to the dollar value of the accumulation units in the variable portion of his contract as of the record date, each dollar of value representing one vote and each fraction of a dollar of value representing a like fraction of a vote. Contract values will be rounded to the nearest cent to determine the total vote a contractowner may be entitled to cast. After annuity payments begin, a contractowner or annuitant may cast one vote for each dollar and a fraction of a vote for each fraction of a dollar (rounded to the nearest cent) of the value of the valuation reserves maintained by the Company in the Separate Account with respect to the annuitant under the contract, pursuant to the Illinois Insurance Code and regulations thereunder. Once annuity payments begin, the total number of votes which the annuitant may cast will generally decrease during the payment period.

The determination of the number of votes to be cast will be made as of a date (record date) within 90 days prior to the meeting of contractowners, and the contractowner will receive at least 20 days written notice of the meeting and of the number of votes to which he is entitled. The contractowner will be entitled to vote only if he was the owner on the record date and on the date of the meeting.

C. Combined Fixed and Variable Benefits

In addition to fully variable benefits, the contracts permit purchase payments (in increments of 10%) to be applied to provide all, only a portion or none of the benefits as variable annuity accumulations with the balance (which is not held in the Separate Account) being applied to provide fixed-dollar annuity accumulations.

D. Transfers Between Accounts

The contractowner may direct the transfer of the value of all or a portion of the accumulation units between the fixed-dollar annuity portion of the contract and the variable annuity portion. Such transfers shall not be permitted more often than once each contract year. Such transfers shall be effected without the imposition of additional sales and administrative expense charges.

The Board of Managers has elected not to adopt policies and procedures with respect to the frequent transfers of contract value among sub-accounts. Because Contracts of the Separate Account are no longer being offered and publicly sold, and because the contracts do not offer sub-accounts, the frequent transfer of contract value among sub-accounts does not present a risk to contractowners, participants, annuitants, or beneficiaries. As a result, the Board of Managers has concluded that such policies and procedures are unnecessary.

E. Assignment

In general, assignment of a Contract or an annuitant’s account is not permitted. No assignment shall be binding on the Company until it is received by the Company at its Home Office in Northbrook, Illinois.

F. Contract Modifications

The Contracts provide that the sales and administrative fees, the annuity purchase rates, the investment advisory fee and the contingency fees, as contained in the Contract when issued, will be applicable for cumulative purchase payments up to $100,000. In addition, modifications to these provisions may not be made to the group Contract during the first contract year. Payments in excess of $100,000 under any Contract may be made only upon approval by the Company and will be subject to such terms and conditions as are required by the Company at that time however, in no event will fees and expenses exceed those applied to purchase payments up to $100,000. Contractowners or annuitants not covered prior to any modification will be subject to these terms and conditions.

The contractowner, in the case of an individual Contract, or the contract holder, in the case of a group Contract, and the Company may by agreement in writing change the terms of the Contract in order to conform to the requirements of Sections 401, 403(b) or 408 of the Code or such section or sections as may from time to time revise or replace Sections 401, 403(b) or 408, or where applicable, to permit the deduction of contributions made by the contractowner under Section 404 of the Code or such section or sections as may from time to time revise or replace Section 404. The changes may be made retroactive to the effective date of the Contract or to any date thereafter.

The Company further reserves the right to unilaterally effect such changes in the contract as may be required by any federal, state or other body which may have jurisdiction over the provisions of the Contract.

G. Inactive Annuitant’s Account

In the case of the group Contract, if the Contract is terminated or the annuitant ceases to be employed by the contract holder, the annuitant may:

1. Elect to have the value of his individual account transferred to an individual annuity Contract on a form then regularly issued by the Company under which benefits and provisions are most nearly similar to those provided by the certificate issued under this Contract;

2. If he is at least 50 years of age, elect commencement of an annuity under one of the annuity options described on page 18;

3. If he becomes an eligible annuitant under a similar contract issued by the Company, elect to transfer the value of his individual account to a certificate issued under such contract;

4. Elect to receive the termination value of his individual account in a single sum; or

5. Elect to rollover the termination value into an IRA.

In the event no election is made within 90 days of the cessation of purchase payments, (1.) will automatically take effect.

If the annuitant ceased to have purchase payments remitted by the contract holder, but remains in his employ, he shall be deemed an inactive annuitant until such time as purchase payments are resumed, annuity payments commence or the account is surrendered.

H. Experience Rating

The Company may make a determination of actual sales and administrative costs applicable to each group Contract on an annual basis. If such calculation is made and the actual costs exceed the amount deducted for sales and administrative expense, no additional deduction is made from the value of the contract. If, however, the amount deducted for such expense exceeds actual costs, the Company may at its discretion allocate all, a portion or none of such excess as an experience rating credit. To date, the Company has not experience rated any contract.

Item 9. Annuity Period

The variable annuity payments to the annuitant are determined on the basis of (a) the mortality table specified in the Contract which reflects the age and sex of the annuitant and the type of annuity payment option selected, and (b) the investment performance of the Separate Account. The dollar amount of the variable annuity payments will not be affected by adverse mortality experience or by an increase in the Company’s expenses in excess of the sales and administrative expenses provided for in the Contract. The dollar amount of the payments will, however, reflect investment gains and losses and investment income of the Separate Account occurring both before and after retirement, and thus the payments will vary with the investment experience of the Separate Account.

A. Election of Retirement Date and Form of Annuity

Annuity payments will begin on the date and under the annuity options as provided for in the Contract.

When not specified in the plan (except an individual retirement annuity and an individual retirement account), the date on which annuity payments are to begin and the form of the options chosen are to be elected in writing at least 30 days prior to the date annuity payments are to begin. The date may be the first of any month between the annuitant’s 50th and 75th birthdays. (To avoid penalties for premature distributions to an owner-employee under an HR-10 plan, or with respect to an IRA, the date selected must be no earlier than age 59 1/2.) The option may be any of those shown below.

A participant under an IRA or an owner-employee under an HR-10 plan must elect to begin receiving benefits before the end of the tax year in which he reaches age 70 1/2 or become subject to a Code requirement that his entire interest be distributed in a lump sum. If no such election to begin receiving benefits is made by persons participating in plans qualifying under Section 403(b) of the Code, benefits will be payable beginning at age 65 under the second option (as described below) with 120 monthly payments guaranteed.

No election of any option for any payee may be made under these contracts unless such election will produce a first monthly payment of at least $25 to that payee. If a combination benefit is elected, no election may be made unless the first monthly payment from each account would be $25 to the payee. If, at any time, any payment to be made to any payee in either account becomes less than $25 the Company shall have the right to change the frequency of payments to such intervals as will result in the payment of at least $25 per account per payment.

B. Optional Annuity Forms

Option 1—Life Annuity. An annuity payable monthly during the lifetime of the annuitant, ceasing with the last payment due prior to the death of the annuitant. This option offers the maximum level of monthly payments since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option for the annuitant to receive only one annuity payment if he died prior to the due date of the second annuity payment, two if he died prior to the third annuity payment date, etc.

Option 2—Life Annuity with 120 or 180 Monthly Payments Guaranteed. An annuity payable monthly during the lifetime of the annuitant, ceasing with the last payment due prior to the death of the annuitant but with the assurance that if, at the death of the annuitant, payments have been made for less than 120 or 180 months as elected, annuity payments will be continued during the remainder of said period to the designated beneficiary. The beneficiary may elect to receive the present value of such remaining guaranteed payments in a lump sum at any time. If the beneficiary dies while receiving annuity payments, the present value of the then current dollar amount of the remaining guaranteed number of annuity payments will be paid in a lump sum to the estate of the beneficiary, or to the contingent beneficiary if one has been selected.

Option 3—Unit Refund Life Annuity. An annuity payable monthly during the lifetime of the payee, ceasing with the last payment due prior to the death of the payee; provided that at the death of the payee, the beneficiary will receive an additional payment of the then dollar value of a number of annuity units equal to the excess, if any, of (a) over (b) where (a) is the total dollar amount applied under the option divided by the annuity unit value at the date of commencement of annuity payments, and (b) is the number of annuity units represented by each monthly payment multiplied by the number of monthly payments made. For example, if $20,000 were applied on the annuity commencement date to the purchase of the annuity under this option, the annuity unit value on that date was $2, the number of annuity units represented by each monthly annuity payment was 61, fifteen installments were made prior to the date of death and the value of an annuity unit on the date of the annuitant’s death was $2.10, the amount paid to the beneficiary would be:

[$20,000-(61)(15)] X $2.10,

$2

which would be (10,000-915) X $2.10 or 9,085 X $2.10 or $19,078.50.

Option 4—Joint and Last Survivor Annuity. An annuity payable monthly during the joint lifetime of the annuitant and a designated second person and thereafter during the remaining lifetime of the survivor, ceasing with the last payment due prior to the death of the survivor. It would be possible under this option for the annuitants to receive only one annuity payment if both die prior to the due date of the second annuity payment, two if they died prior to the third annuity payment date, etc.

Option 5—Payments for a Designated Period. An amount payable monthly for a number of years selected which may be from 1 to 30 years.

Option 6—Payments of a Specified Dollar Amount. Fixed payments of a specified dollar amount (not less than $75 per $1,000 of termination value) until the amount of such value is exhausted.

Option 7—Interest Income. The termination value is left on deposit with the Company in its General Account and interest is paid thereon at the rate of 3% per year, with interest payments being made annually, semi-annually, quarterly or monthly, as requested. Principal is paid on request in the manner described under Surrender for Redemption, page 20.

Under individual retirement annuity and individual retirement account plans, Options 2, 3 and 4 above are restricted by Section 408 of the Code to require that anticipated payments under these options not exceed the life expectancy of the annuitant or the life expectancy of the annuitant and the annuitant’s spouse. Under such plans, Option 4 is available only for the annuitant and the annuitant’s spouse.

If one of the first four options is elected, the person electing the option may further elect to have the termination value, less any premium taxes then payable, applied to provide a variable annuity, a fixed-dollar annuity or a combination of both. When a transfer of accumulation units from one account to another is required, such request must be received by the Company at least one year prior to the annuity commencement date. Transfers from the General Account to the Separate Account and from the Separate Account to the General Account shall be effected without the imposition of additional sales or administrative expense fees. Selection of Options 5, 6 and 7 would result in a loss of mortality assurance charges which have been paid during the accumulation period and annuity periods since none of these options are based on the life of the annuitant. Upon election of Option 7, which is available only on a fixed dollar basis, funds attributable to an annuitant’s interest in the Separate Account are transferred to the Company’s General Account. All of the other options are available on a fixed, variable or combined fixed and variable basis.

These options are available on a fixed, variable or a combined fixed and variable basis. Subject to agreement by the Company and compliance with Code requirements, arrangements may be made for a form of annuity on a variable or fixed annuity basis other than those set forth above.

C. Determination of Amount of First Monthly Annuity Payment

The amount of the first monthly payment will be determined by the termination value of the Contract, the form of annuity selected and the sex and adjusted age of the annuitant.

The termination value of the Contract or a participant’s account is determined by multiplying the value of an accumulation unit as of the close of business on the fifth valuation day immediately preceding the date the first annuity payment is due, by the number of accumulation units credited to the annuitant as of the former date. The termination value will be reduced by any state premium taxes then payable. When imposed, such premium taxes currently range from 0.5% to 3.5%.

The Contracts contain tables indicating the dollar amount of the first monthly payment under each optional form of annuity for each $1,000 of the termination value of the Contract and a formula for determining the adjusted age. These are determined from the Progressive Annuity Table which assumes births in the year 1900 and a net investment return of 3 1/2% per annum. The first monthly annuity payment is determined by multiplying the termination value of the Contract or account (expressed in thousands) by the amount of the first monthly payment per $1,000 of value, in accordance with the tables in the Contract.

The Contracts contain a provision that the first monthly payment will not be less than 103% of the first monthly payment available under a then currently issued single purchase payment annuity, if a single purchase payment were made equal to the value which is being applied under the contract to provide annuity benefits. This provision assures the annuitant that if, at retirement, the annuity rates then applicable to new single purchase payment annuity contracts are significantly more favorable than those provided in this contract, he will be given the option of selecting the new annuity rates. In the case of the variable annuity, any such changes in annuity purchase rates would be based upon changes in mortality and expense experience and not upon changes in the assumed investment return.

D. Assumed Investment Return

The assumed investment return in the annuity purchase rates for both the Contracts is 3 1/2%. Subject to the agreement of the Company, the contractowner may select an assumed investment return rate up to the maximum permitted by state law or regulation. The assumed investment return is used to determine the first monthly payment. It should not be inferred that such rate of return will bear any relationship to the actual net investment experience of the Separate Account. The maximum rate currently permitted by the Company is 6%.

The variable annuity payment will remain level during periods when the net investment return is equal to the assumed investment return, increase during periods when the net investment return exceeds the assumed investment return and decrease during periods when the net investment return is less than the assumed investment return. An assumed investment return greater than 3 1/2% would produce a higher initial variable annuity payment but a more slowly rising series of subsequent payments in a period during which the value of the annuity units in increasing or a more rapidly falling series of subsequent payments in a period during which the value of the annuity unit is decreasing. An assumed investment rate of less than 3 1/2% (not available under these contracts) would have the opposite effect.

E. Determination of Amount of Second and Subsequent Monthly Annuity Payments

The amount of the first monthly variable annuity payment (as determined above) is divided by the value of an annuity unit as of the close of business on the fifth valuation day immediately preceding the date on which the payment is due, to determine the number of annuity units represented by the first payment. The number of annuity units remains fixed during the annuity period and in each subsequent month the dollar value of the variable annuity payment is determined by multiplying this fixed number of annuity units by the then value of an annuity unit (as of the close of business on the fifth valuation day before payment) calculated as set forth below.

F. Illustration of Determination of Annuity Payments

Assume an annuitant on the date of his retirement has 40,000 accumulation units credited to the Contract or account and that the value of an accumulation unit on the fifth valuation day prior to the annuity commencement date is $1.150000 producing a total value of $46,000. Assume also that the annuitant elects an option for which the table in his contract indicates the first monthly payment is $6.57 per $1,000 of value applied. The annuitant’s first monthly payment would then be 46 multiplied by $6.57 or $302.22.

Assume further that the annuity unit value as of the close of business on the fifth valuation day immediately preceding the date on which the first annuity payment is made is $1.100000. By dividing this into the first monthly payment of $302.22, the number of annuity units represented by that payment is determined to be 274.745. The value of this same number of annuity units will be paid in each subsequent month.

Assume further that the annuity unit value as of the close of business on the fifth valuation day immediately preceding the date on which the second monthly payment is due is $1.105000. The second monthly payment is then determined by multiplying the fixed number of annuity units (274.745) by the current annuity unit value ($1.105000) which produces a second monthly payment of $303.59.

G. Value of Annuity Unit

The value of an annuity unit was established at $1.00 on December 1, 1967, and for any date thereafter is determined in the same manner as is the value of an accumulation unit except that the result of each such daily determination is multiplied, in the case of the annuity unit, by a factor of .999861, to neutralize the assumed net investment return of 3 1/2% per annum already built into the annuity tables contained in the contract, thus preventing the crediting of “double interest”. Similar adjustments are made for assumed investment returns other than 3 1/2%. For example, if on a given valuation day, the Separate Account had investment income of $4,000, net realized capital gains of $6,000 and net unrealized capital losses of $3,000, and on the preceding valuation day the value of an annuity unit was $1.150000 and the total value of the asset of the Separate Account was $5,000,000, the value of an annuity unit on that day would be $1.151555 X .999861, or $1.151395 (compare Value of an Accumulation Unit, page 22).

In determining the value of the assets of the Separate Account each security included on the New York Stock Exchange-Composite Transactions is valued at the last reported sale price next preceding valuation. If there has been no sale on such day, then the value of such security is taken to be the average between the reported bid and asked prices at the time as of which the value is being ascertained. Any security not traded on a securities exchange but traded in the over-the-counter market is valued at the last quoted bid price. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Managers.

Item 10. Death Benefit

In the event the annuitant dies during the accumulation period and upon receipt of proof of death by the Company, a death benefit will be payable equal to the greater of (a) the termination value of his fixed and variable individual accounts or (b) 100% of the total purchase payments (before any deductions therefrom) made under the Contract.

If one or more partial surrenders occurred prior to the death of the annuitant, then the total purchase payments made on his behalf will, for purposes of calculating the minimum death benefit, be reduced in the same proportion as the number of accumulation units cancelled bears to the number of accumulation units credited to the contract prior to such partial surrender(s).

In lieu of payment in one sum, the contractowner may elect that the death benefit be applied under any one of the Optional Annuity Forms described below to provide annuity payments to the beneficiary. If the contractowner has not made such an election, the beneficiary may do so after the death of the annuitant. The contractowner or the beneficiary, whichever selects the optional method of settlement, may designate contingent beneficiaries to receive any further amounts due should the first beneficiary die before completion of the specified payments.

Under an IRA, if the annuitant dies before receiving the entire interest under his or her Contract, or if the distribution has commenced to the annuitant’s spouse and such spouse dies before the entire interest has been distributed, then the remaining interest must, within five years after the death of the annuitant or annuitant’s spouse, be (1) distributed to the annuitant’s beneficiary or the annuitant’s spouse’s beneficiary or (2) used to purchase an immediate annuity for such beneficiary which will be payable for the life of said beneficiary or a term certain not extending beyond the life expectancy of said beneficiary.

The manner in which the annuity payments to the beneficiary are determined and in which they may vary from month to month are the same as applicable to the annuitant as described under Annuity Period, below.

Item 11. Purchases and Contract Value

A. Purchase Payments

The usual minimum purchase payment for an annuitant under Contracts used to qualify under Section 403(b) of the Code is $10. In the case of IRA’s, the minimum purchase payment is $50 and the minimum anticipated purchase payments must equal at least $600 annually. In all other cases minimum payment requirements, if any, are specified in the respective plans.

B. Crediting Accumulation Units

During the period prior to the time annuity payments begin, the Company receives purchase payments, deducts the sales and administrative expense fees, together with such premium taxes as may be applicable, and credits the balance of the purchase payment to the contract in accumulation units (see Sales and Administrative Functions and Expenses, page 11). The number of accumulation units credited is determined by the valuation of an accumulation unit next computed after the purchase payment is received. If a purchase payment accompanies an application, the Company will, within five business days, either (a) process and accept the application, issue the Contract or certificate and credit the accumulation units; or (b) reject the application and return the purchase payment.

The value of a Contract or an individual’s account, at any time during the accumulation period, can be determined by multiplying the number of accumulation units credited to such contract or account by the current accumulation unit value. Each contractowner will be advised periodically of the number of accumulation units credited to the contract, the current accumulation unit value and the total value of the Contract.

C. Value of an Accumulation Unit

Accumulation units are valued for each day on which the New York Stock Exchange is open.

The value of an accumulation unit was established at $1.00 on October 1, 1967. This value is redetermined on each valuation day, as follows: the net increase or decrease, expressed as a percentage, in the value of the securities and other assets in the Separate Account for that day, resulting from investment income, realized and unrealized capital gains and losses, and the daily deductions for the investment advisory fee and for the contingency fees, is applied to increase or decrease the value of an accumulation unit as determined on the preceding valuation day. For example, if on a given valuation day the Separate Account had an investment income of $4,000, net realized capital gains of $6,000 and net unrealized capital losses of $3,000, and on the preceding valuation day the value of an accumulation unit was $1.150000 and the total value of the assets of the Separate Account was $5,000,000, the value of an accumulation unit on that day would be:

$1.150000 + $4,000 + $6,000 - $3,000
$5,000,000 - 0000481
X $1.150000, or
$1.150000 + (.001400 - .000048) X 1.150000; which would be
$1.150000 + $.001555, or $1.151555.

The value of a Contract varies with the performance of the investments of the Separate Account and there is no assurance that such value will equal or exceed the purchase payments made.

In determining the value of the assets of the Separate Account, each security included on the New York Stock Exchange-Composite Transactions is valued at the last reported sale price next preceding valuation. If there has been no sale on such day, then the value of such security is taken to be the average between the reported bid and asked prices at the time as of which the value is being ascertained. Any security not traded on a securities exchange but traded in the over-the-counter market is valued at the last quoted bid price. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Managers. The Company reserves the right to make valuations at times when the New York Stock Exchange is closed, but in no event will valuation be performed more often than 253 times per calendar year. When the New York Stock Exchange is closed, securities or other assets are valued at fair value as determined in good faith by the Board of Managers.

Events or circumstances affecting the value of Separate Account securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Accumulation Units is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Separate Account’s calculation of net asset value when the Company or PRIMCO deems that the particular event or circumstance would materially affect the Separate Account’s net asset value. Such events or circumstances may be company specific, such as an earnings reports, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Managers believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Separate Account’s net asset value fairly reflects security values as of the time of pricing.

D. Suspension of the Group Contract

The group Contract provides for suspension on any contract anniversary if the contractowner fails to consent to a modification as provided for in the contract. Effective with such suspension, no new annuitants may be covered, but further purchase payments will be accepted as they apply to annuitants covered prior to such suspension.

Item 12. Redemptions

At any time during the accumulation period and prior to the commencement of annuity payments: (a) for Contracts used in IRA’s the annuitant may surrender the Contract for redemption; (b) for Contracts under HR-10 plans, the annuitant may surrender the Contract for redemption to the extent permitted in the plan; and (c) for Contracts used in plans qualifying under Section 403(b) of the Code, an annuitant may surrender the Contract or certificate for redemption. Contracts under which a variable annuity is paid for a fixed period of time may be partially or wholly redeemed. Surrender for redemption is effected by sending a written request for surrender to the Company accompanied by the Contract or certificate. There is no charge or fee for surrender for redemption.

When surrendering a contract or certificate for redemption, an annuitant may avail himself or herself of the following options:

A. If the annuitant is at least 50 years of age, the termination value (as determined below) may be used to provide annuity payments beginning immediately under the selected option (but see Taxes, page 22 as to IRA’s and HR-10 plans);

B. Without regard to the age of the annuitant, a lump sum payment may be received in an amount equal to the termination value. The termination value is computed by the Company (as of the close of business on the day on which the notice of intent to surrender for redemption, together with the Contract or certificate is received at the Home Office of the Company, or if that day is a holiday, or if the notice is received after the close of business on the New York Stock Exchange, on the next valuation day) by multiplying the number of accumulation units credited to the annuitant by the value of an accumulation unit at that time. Payment of the termination value will be made within seven days after the notice to surrender for redemption, together with the Contract or certificate, is received at the Home Office of the Company. The right of redemption or the date of payment upon redemption may be postponed only at times when the New York Stock Exchange is closed (other than for holidays or weekends), or in the event the SEC determines either that trading on the New York Stock Exchange is restricted or that an emergency has been determined by the SEC to exist, or for such other periods as the SEC may by order permit.

In addition, when permitted by the plan and/or the provisions of the Code, a portion of the termination value of the contract or participant’s account may be surrendered subject to the following limitations:

A. No more than one such partial surrender for redemption may be allowed on behalf of any annuitant in any one contract year; and

B. No partial surrender for redemption will be permitted as a result of which the current value of the accumulation units remaining in the Contract falls below $10.

For IRA’s if annuity payments have not commenced prior to the close of the annuitant’s tax year in which he attains age 70 1/2, then, not later than the close of such tax year, the Company will distribute in one sum to the annuitant the annuitant’s entire interest in the Contract.

Item 13. Taxes

The following information describes the tax consequences affecting Contractowners invested in the Contracts.

A. General

SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CONTRACTOWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE CONTRACT IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE, OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CONTRACT DESCRIBED HEREIN.

It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Contracts cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. The discussion here and in Appendix I commencing on page 29 is based on the Company’s understanding of existing federal income tax laws as they are currently interpreted.

B. Taxation of the Company and the Separate Account

The Separate Account is taxed as part of the Company which is taxed as a life insurance company in accordance with the Code. Accordingly, the separate account will not be taxed as a “regulated investment company” under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the separate account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See “Value of an Accumulation Unit,” page 20). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

No taxes are due on interest, dividends and short-term or long-term capital gains earned by the separate account with respect to qualified or non-qualified contracts.

C. Taxation of Annuities—General Provisions Affecting Purchasers Other than Qualified Retirement Plans

Section 72 of the Code governs the taxation of annuities in general.

1. Non-Natural Persons, Corporations, Etc.

Section 72 contains provisions for contractowners which are non-natural persons. Non-natural persons include corporations, trusts, and partnerships. The annual net increase in the value of the Contract is currently includable in the gross income of a non-natural person unless the non-natural person holds the contract as an agent for a natural person. There is an exception from current inclusion for certain annuities held in tax-qualified retirement arrangements, certain annuities held by structured settlement companies, certain annuities held by an employer with respect to a terminated tax- qualified retirement plan and certain immediate annuities. A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

If the contractowner is not an individual, the primary annuitant shall be treated as the contractowner for purposes of making distributions which are required to be made upon the death of the contractowner. If there is a change in the primary annuitant, such change shall be treated as the death of the contractowner.

2. Other Contractowners (Natural Persons).

A contractowner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a contract) or as annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

a. Distributions Prior to the Annuity Commencement Date.

i.	Total premium payments, less amounts received which were not includable in gross income equal the “investments in the contract” under Section 72 of the Code.

ii.	To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the Contract,” such excess constitutes the “income on the Contract.”

iii.	Any amount received or deemed received prior to the annuity commencement date (e.g., upon a partial surrender) is deemed to come first from any such “income on the Contract” and then from “investment in the Contract,” and for these purposes such “income on the Contract” shall be computed by reference to any aggregation rule in subparagraph 2.c., below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the Contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the Contract.” If at the time that any amount is received or deemed received there is no “income on the Contract” (e.g., because the gross value of the contract does not exceed the “investment in the Contract” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the Contract.”

iv.	The receipt of any amount as a loan under the contract or the assignment or pledge of any portion of the value of the contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

v.	In general, the transfer of the contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

b. Distributions After Annuity Commencement Date.

Annuity payments made periodically after the annuity commencement date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the “investment in the contract” to the total amount of the payments to be made after the annuity commencement date (the “exclusion ratio”).

i.	When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the annuity commencement date, any additional payments (including surrenders) will be entirely includable in gross income.

ii.	If the annuity payments cease by reason of the death of the annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the annuity commencement date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the annuitant.

iii.	Generally, nonperiodic amounts received or deemed received after the annuity commencement date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

c. Aggregation of Two or More Annuity Contracts.

Contracts issued after October 21, 1988, by the same insurer (or affiliated insurer) to the same contractowner within the same calendar year (other than certain contracts held in connection with a tax- qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the annuity commencement date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. The Company believes that for any annuity subject to such aggregation, the values under the Contracts and the investment in the Contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the annuity commencement date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.

d. 10% Penalty Tax—Applicable to Certain Withdrawals and Annuity Payments.

i.	If any amount is received or deemed received on the Contract (before or after the annuity commencement date), the Code applies a penalty tax equal to 10% of the portion of the amount includable in gross income, unless an exception applies.

ii.	The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

1.	Distributions made on or after the date the recipient has attained the age of 59 1/2.

2.	Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

3.	Distributions attributable to a recipient’s becoming disabled.

4.	A distribution that is part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s beneficiary).

5.	Distributions of amounts which are allocable to the “investment in the Contract” prior to August 14, 1982, (see next subparagraph e.).

e. Special Provisions Affecting Contracts Obtained through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased prior to August 14, 1982.

If the contract was obtained by a tax-free exchange of a life insurance or annuity contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the annuity commencement date shall be deemed to come (1) first from the amount of the “investment in the Contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior contract, (2) then from the portion of the “income on the Contract” (carried over to, as well as accumulating in, the successor contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the Contract,” and (4) last from the remaining “investment in the Contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent: that such amount received or deemed received does not exceed the sum of (a) such pre- 8/14/82 investment and (b) the “income on the Contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange contracts are generally subject to the rules described in this subparagraph 2.

f. Required Distributions.

i.	Death Of Contractowner Or Primary Annuitant

Subject to the alternative election or spouse beneficiary provisions in ii. or iii., below:

1.	If any contractowner dies on or after the annuity commencement date and before the entire interest in the contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.	If any contractowner dies before the annuity commencement date, the entire interest in the contract will be distributed within five years after such death; and

3.	If the contractowner is not an individual, then for purposes of 1. or 2., above, the primary annuitant under the contract shall be treated as the contractowner, and any change in the primary annuitant shall be treated as the death of the contractowner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the contract.

ii.	Alternative Election to Satisfy Distribution Requirements

If any portion of the interest of a contractowner described in i., above, is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. The election and payments must begin within a year of the death.

iii.	Spouse Beneficiary

If any portion of the interest of a contractowner is payable to or for the benefit of his or her spouse, and the annuitant or contingent annuitant is living, such spouse shall be treated as the contractowner of such portion for purposes of section i., above.

3. Diversification Requirements.

Section 817 of the Code provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Contract is not treated as an annuity contract, the contractowner will be subject to income tax on the annual increases in cash value.

The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall he treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the contractowner must agree to pay the tax due for the period during which the diversification requirements were not met.

The Company monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. The Company intends to administer all Contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

4. Ownership of the Assets in the Separate Account.

In order for a variable annuity contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contractowner for tax purposes. The Internal Revenue Service (“IRS”) has issued several rulings which discuss investor control. The IRS has ruled that certain incidents of ownership by the contractowner, such as the ability to select and control investments in a separate account, could cause the contractowner to be treated as the owner of the assets for tax purposes.

Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations “do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account.” The explanation further indicates that “the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract.” The final regulations issued under Section 817 do not provide guidance regarding investor control, and as of the date of this Prospectus, no other such guidance has been issued. Further, the Company does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a contractowner could be considered the owner of the assets for tax purposes. The Company reserves the right to modify the contracts as necessary, to prevent contractowners from being considered the owners of the assets in the Separate Account.

D. Federal Income Tax Withholding

The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, pursuant to Section 3405, of the Code. The application of this provision is summarized below:

1. Non-Periodic Distributions

The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding unless the recipient elects not to have taxes withheld. If an election not to have taxes withheld is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. If the necessary election forms are not submitted to the Company, the Company will automatically withhold 10% of the taxable distribution.

2. Periodic Distributions (distributions payable over a period greater than one year)

The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding as if the recipient were married claiming three exemptions, unless the recipient elects otherwise. A recipient may elect not to have income taxes withheld or to have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested.

E. General Provisions Affecting Qualified Retirement Plans

The contract may be used for a number of tax-qualified retirement plans. If the contract is being purchased with respect to some form of tax-qualified retirement. plan, please refer to Appendix I, commencing on page 29, for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. Annuity Purchases By Nonresident Aliens And Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

Appendix I—Information Regarding Tax-Qualified Retirement Plans

The tax rules applicable to tax qualified contractowners, including restrictions on contributions and distributions, taxation of distributions, and tax penalties, vary according to the type of plan as well as the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, to distributions in excess of specified limits, distributions which do not satisfy certain requirements and certain other transactions with respect to qualified plans. Accordingly, this summary provides only general information about the tax rules associated with use of the contract by a qualified plan. Contractowners, plan participants, and beneficiaries are cautioned that the rights and benefits of any person to benefits are controlled by the terms and conditions of the plan regardless of the terms and conditions of the contract. Some qualified plans are subject to distribution and other requirements which are not incorporated into the Company’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Because of the complexity of these rules, owners, participants and beneficiaries are encouraged to consult their own tax advisers as to specific tax consequences.

A. Tax-Qualified Pension or Profit-Sharing Plans

Provisions of the Code permit eligible employers to establish tax- qualified pension or profit sharing plans (described in Section 401(a) and 401(k), if applicable, and exempt from taxation under Section 501 (a) of the Code), and Simplified Employee Pension Plans (described in Section 408(k)). Such plans are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Employers intending to use these contracts in connection with such plans should seek competent tax and other legal advice.

B. Tax Sheltered Annuities Under Section 403(b)

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c) (3) of the Code to purchase annuity contracts, and, subject to certain limitations, exclude such contributions from gross income. Generally, such contributions may not exceed the lesser of $12,000 or 100% of the employee’s “includable compensation” for his most recent full year employment, subject to other adjustments. Special provisions may allow some employees to elect a different overall limitation.

Tax-sheltered annuity programs under Section 403(b) are subject to a prohibition against distributions from the contract attributable to contributions made pursuant to a salary reduction agreement unless such distribution is made:

(1) after the participating employee attains age 59 1/2;

(2) upon separation from service;

(3) upon death or disability; or

(4) in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).

Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a Section 403(b) contract as of December 31, 1988.

C. Individual Retirement Annuities Under Section 408

Sections 408 and 408A of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“IRAs”). IRAs are subject to limitations on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible and the time when distributions may commence. Also distributions from certain qualified plans may be “rolled-over” on a tax- deferred basis to an IRA.

D. Tax Penalties

Distributions from retirement plans are generally taxed under Section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution which bears the same ratio as the after-tax contributions bear to the expected return.

1. Premature Distribution

Distributions from a qualified plan before the participant attains age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty does not apply to distributions made after the employee’s death, on account of disability, for eligible medical expenses and distributions in the form of a life annuity and, except in the case of an IRA, certain distributions after separation from service after age 55. For these purposes “life annuity” means a scheduled series of substantially equal periodic payments for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and beneficiary).

2. Minimum Distribution Tax

If the amount distributed is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

An individual’s interest in a tax-qualified retirement plan must generally be distributed, or begin to be distributed, not later than April 1 of the calendar year following the later of (i) the calendar year in which the individual attains age 70 1/2 or (ii) the calendar year in which the individual retires from service with the employer sponsoring the plan (“required beginning date”). However, the required beginning date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2. The entire interest of the participant must be distributed beginning no later than this required beginning date over a period which may not extend beyond a maximum of the life expectancy of the participant and a designated beneficiary. Each annual distribution must equal or exceed a “minimum distribution amount” which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.

If an individual dies before reaching his or her required beginning date, the individual’s entire interest must generally be distributed within five years of the individual’s death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the beneficiary is the individual’s surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

If an individual dies after reaching his or her required beginning date or after distributions have commenced, the individual’s interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.

3. Withholding

In general, distributions from IRAs are subject to regular wage withholding rules.

Periodic distributions from other tax-qualified retirement plans that are made for a specified period of ten years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and the beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions, unless the recipient elects otherwise. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.

Other distributions from such other tax-qualified retirement plans are generally subject to mandatory income tax withholding at the flat rate of 20% unless such distributions are:

(1) the non-taxable portion of the distribution;

(2) required minimum distributions; or

(3) direct transfer distributions.

Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Section 401 (a) (31) of the Code.

Item 14. Legal Proceedings

There are no material legal proceedings pending to which the Company or the Separate Account is a party or of which property of either of them is subject.

CHANGES IN OPERATION OF THE SEPARATE ACCOUNT

The Company reserves the right, subject to compliance with applicable law, (1) to operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law, (2) to deregister the Separate Account under the 1940 Act in accordance with the requirements of the 1940 Act, and (3) to substitute the shares of any other registered investment company for the Separate Account shares held by the Separate Account, in the event that Separate Account shares are unavailable for Separate Account investment, or if the Company shall determine that further investment in such Separate Account shares is inappropriate in view of the purpose of the Separate Account. In no event will the changes described above be made without notice to contractowners in accordance with the 1940 Act.

The Company reserves the right, subject to compliance with applicable law, to change the name of the Separate Account.

LEGAL OPINION

Legal matters relating to Federal securities laws applicable to the Contracts as well as all matters relating to Federal income tax laws have been passed upon by Susan N. Roth.

Item 15. Table of Contents of the Statement of Additional Information

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

VARIABLE ANNUITY CONTRACTS

SOLD BY

ALLSTATE ASSURANCE COMPANY

NORTHBROOK, ILLINOIS 60062

(847) 402-5000

PART B

INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 16. Cover Page

This Statement of Additional Information should be used to supplement information provided by the April 30, 2009 Prospectus, which describes Variable Annuity Contracts (“Contracts”) offered by Allstate Assurance Company (“Company”).

This Statement of Additional Information is not a prospectus. The Statement of Additional Information should be read with the Prospectus. The Prospectus sets forth information about the Contracts and Allstate Assurance Company Separate Account B (“Separate Account”) that an investor ought to know. The Prospectus may be obtained, without charge, upon written or oral request by calling Linda Daughetee at (800) 718-8824, or sending a written request to Allstate Assurance Company, c/o Susan Roth, Unum Group, 1 Fountain Square, Chattanooga, Tennessee, 37402. Please refer to the Table of Contents for a cross-reference index to the Prospectus.

The date of this Statement of Additional Information is April 30, 2009.

The date of the Prospectus is April 30, 2009.

Item 17. Table of Contents

CROSS REFERENCES TO THE PROSPECTUS

Item 18. General Information and History

The Company serves as the depositor of the Separate Account. The Company is a stock life insurance company currently organized under the laws of the State of Illinois. The Company was originally organized under the laws of the State of Iowa on June 28, 1967. In accordance with the provisions of the Iowa Insurance Code, the Separate Account was established by the Company on August 21, 1967.

On November 27, 1974, all of the outstanding shares of stock of the Company were purchased by Provident Life and Accident Insurance Company (“Provident”), Chattanooga, Tennessee. Provident was organized in 1887 under the laws of the State of Tennessee.

On September 29, 1978, the Company changed its domicile from Des Moines, Iowa, to Chattanooga, Tennessee, pursuant to Section 56-202(b) of the Tennessee Code Annotated. As a result of the redomestication, the Company became a Tennessee corporation. In early 1996, as the result of corporate restructuring, the Company became a direct wholly owned subsidiary of Provident Companies, Inc., whose stock is publicly held and traded on the New York Stock Exchange. On February 1, 2001, all of the outstanding shares of stock of the Company were purchased by Allstate Life Insurance Company (“Allstate”), an Illinois insurance company.

Allstate, itself and/or through its subsidiaries, markets a broad line of life insurance, annuity and group pension products through diverse distribution channels. As of December 31, 2008, Allstate and its subsidiaries had assets of $81.9 billion. Allstate is a wholly owned subsidiary of Allstate Insurance Company which, in turn, is a wholly owned subsidiary of The Allstate Corporation. Allstate is an Illinois stock insurance company.

Under the provisions of Illinois law, the assets in the Separate Account are not chargeable with liabilities arising out of any other business the Company may conduct. The Separate Account, though an integral part of the Company, is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Under Illinois law, regulation of the Company by the Insurance Commissioner of the State of Illinois includes regulation of the Separate Account. Registration with the Securities and Exchange Commission (“SEC”) does not involve supervision of management or investment practices or policies of the Separate Account or the Company by the SEC.

The Company is taxed as a life insurance company under Sub-Chapter L of the Internal Revenue Code. Although the operations of the Separate Account are accounted for separately from other operations of the Company for purposes of federal taxation, the Separate Account is not separately taxed as a regulated investment company or otherwise as a taxable entity separate from the Company. Under existing federal income tax laws, the income (consisting primarily of interest, dividends and net capital gains) of the Separate Account, to the extent that it is applied to increase reserves under variable annuity contracts, is not taxable to the Company.

The Rules and Regulations of the Separate Account provide for a three-member Board of Managers, members being elected at annual meetings for one-year terms. A majority of the Board of Managers will not be “interested persons” as defined in Section 2(a) of the 1940 Act.

Investment custodial services are provided through an agreement between the Company and JPMorgan Chase, N.A., 3 Chase MetroTech Center, 6th Floor, Brooklyn, New York, 11245. The Separate Account’s independent registered public accounting firm is Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois, 60606.

A Registration Statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts and the Separate Account discussed in the Prospectus. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus. Statements contained in the Prospectus concerning the content of the Contracts and legal instruments are only summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

The laws and regulations of the states in which the Company is licensed contain various requirements as to the amounts of stockholder’s equity, which the Company is required to maintain. The Company’s statutory capital and surplus of $8,952,216 and $8,651,309 as of December 31, 2008 and 2007 respectively, is in compliance with the requirements of all such states. The Company is subject to various state insurance regulatory restrictions that limit the maximum amounts of dividends available for payment without prior approval. Under current law, the Company cannot distribute any dividends without prior approval of the Illinois Department of Insurance. Statutory net income for 2008, 2007 and 2006 was $332,575, $315,328 and $369,683, respectively.

The public offering of Contracts of the Separate Account was discontinued on February 1, 1984. No further offering of the Contracts of the Separate Account is made hereby.

Item 19. Investment Objectives and Policies

The primary investment objective of the Separate Account is long-term capital growth. The assets of the Separate Account will usually be invested in a diversified portfolio of equities, which will be primarily common stocks, with such changes as may seem advisable, from time to time, to take into account changes in the outlook for particular industries or companies.

There may be times when management feels that conditions are such that continued investment in a portfolio made up primarily of common stocks does not appear to be the best method of seeking the objective of the Separate Account. At such times, a larger proportion of the assets may be invested in preferred stocks, corporate bonds or debentures (which may or may not be convertible into stocks), stock warrants or options (puts or calls), or real estate.

Periodically, and in limited amounts, the Separate Account may hold funds in the form of short-term obligations, such as U.S. Treasury Bills, bankers’ acceptances, certificates of deposit and commercial paper. This permits a return on cash balances held prior to investments of these funds in securities.

As the Contracts are subject to the risks associated with common stock investments and changing economic conditions, there can be no assurance that the investment objective will be attained. Please refer to the Prospectus for a description of all fundamental and non-fundamental investment policies.

Fundamental investment policies may not be changed without the approval of a majority in interest of the owners of annuity Contracts to which variable accumulation units are credited. A majority in interest of the owners of variable annuity Contracts means the vote of (a) 67% or more of the vote of the Contractowners present and entitled to vote at the meeting, if Contractowners who hold with the power to vote over 50% of the variable accumulation units outstanding are present.

The Separate Account does not disclose its portfolio securities to any person, other than in public filings in which portfolio securities are required to be disclosed.

Changes in the Separate Account’s investments are reviewed by the Board of Managers. The aggregate portfolio turnover rates for the years 2008, 2007 and 2006 were 17%, 8% and 2%.

Item 20. Management

A. Board of Managers of the Accumulation Fund

MEMBERS OF THE BOARD OF MANAGERS-

NOT INTERESTED PERSONS

(1) Name, Address and Age	(2) Position(s) Held with Registrant	(3) Term of Office and Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director	(6) Other Directorships Held by Director
Henry E. Blaine (79) 403 Country Club View Drive Edwardsville, IL 62025	Member, Board of Managers	2008-2009 31 years of service	B&B Enterprises, Partner (land development)	1	None

H. Grant Law, Jr. (62) P.O. Box 1367 Chattanooga, TN 37401	Member, Board of Managers	2008-2009 17 years of service	Retired - President, Newton Chevrolet, Inc. and Newton Oldsmobile – GMC Trucks Mitsubishi, Inc. (car dealership); Community Volunteer	1	None

None of the members of the Board of Managers who are not “interested persons” of the Separate Account within the meaning of Section 2(a)(19) of the 1940 Act owns beneficially or of record securities of the Company or any of its affiliates.

MEMBERS OF THE BOARD OF MANAGERS-

INTERESTED PERSONS

(1) Name, Address and Age	(2) Position(s) Held with Registrant	(3) Term of Office and Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director	(6) Other Directorships Held by Director
David G. Fussell * (61) 1 Fountain Square Chattanooga, TN 37402	Chairman, Board of Managers	2008-2009 14 years of service	Senior Vice President, Unum Group, Chattanooga, Tennessee	1	None

*	Officer of PRIMCO (the investment sub-advisor of the Separate Account) and other subsidiaries within the Unum Group holding company system.

B. Remuneration of the Board of Managers

Unum Group paid all expenses relative to the operation of the Separate Account including fees and expenses of the members of the Board of Managers as well as expenses for the audit of the Separate Account. Members of the Board of Managers who are also active or retired officers, directors or employees of the Company or the Investment Sub-Adviser do not receive any fees from the Separate Account. These members are deemed to be “interested persons” and receive direct remuneration or an indirect benefit as active or retired officers and/or stockholders of the Company. The total aggregate remuneration paid by the Separate Account to all members of the Board of Managers for the fiscal year ended December 31, 2008 was $9,000. This amount represents consideration paid for attendance at meetings of the Board of Managers. Reimbursement for expenses incurred may also be made if and when applicable.

COMPENSATION TABLE

(1) Name of Person, Position	(2) Aggregate Compensation From Registrant	(3) Pension or Retirement Benefits Accrued As Part of Separate Account Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Compensation From Registrant and Separate Account Complex Paid to Directors
David G. Fussell, Chairman	$0	$0	$0	$0

Henry E. Blaine, Member	$4,500	$0	$0	$4,500

H. Grant Law, Jr., Member	$4,500	$0	$0	$4,500

DIRECTOR’S OWNERSHIP OF REGISTRANT’S SECURITIES

(1) Name of Director	(2) Dollar Range of Equity Securities in the Registrant	(3) Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
David G. Fussell	None	None
Henry E. Blaine	None	None
H. Grant Law, Jr.	None	None

C. Election of the Board of Managers

The Board of Managers of the Separate Account is elected annually by the owners of Contracts for which reserves are maintained in the Separate Account. Under the terms of the 1940 Act, the Separate Account must have a Board of Managers, not more than sixty-percent of the members of which are deemed to be “interested persons” of the Separate Account or its Investment Adviser/Principal Underwriter as defined in the 1940 Act. Two members of the Board of Managers whose terms continue, namely Mr. Blaine and Mr. Law, are not deemed to be “interested persons” as defined in Section 2(a)(19) of the 1940 Act, and thereby are considered “Independent Managers” of the Accumulation Fund.

D. Audit Committee of the Board of Managers

The Audit Committee is responsible for the following functions:

a.	Review the scope, plan, timing and results of the audit;

b.	Review with auditors and management the appropriateness and the implementation of applicable procedures for internal auditing, accounting and financial control; and

c.	Review of auditors’ opinion and discussion with auditors of their experiences in conducting the audit.

Members of the Audit Committee are Henry E. Blaine and H. Grant Law. The Audit Committee met once during its last fiscal year (2008). The Board of Managers adopted a written charter for the Audit Committee on April 26, 2005.

Members of the Nominating Committee are Henry E. Blaine and H. Grant Law. The Nominating Committee did not meet during its last fiscal year (2008). The Board of Managers adopted a written charter for the Nominating Committee on April 26, 2005.

E. Independent Managers and Their Immediate Family Members

As of December 31, 2008, no Independent Manager and no immediate family member of an Independent Manager beneficially or of record owned any equity securities of the Company, the investment adviser or the principal underwriter of the Separate Account, or any person directly or indirectly controlling, controlled by, or under common control with the Company, the investment adviser or the principal underwriter of the Separate Account.

As of December 31, 2008, no Independent Manager and no immediate family member of an Independent Manager has, during the two most recently completed calendar years, had any direct or indirect interest, the value of which exceeded $120,000, in any of the following:

•	the Company, investment adviser or the principal underwriter of the Separate Account; or

•

any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company, the investment adviser or the principal underwriter of the Separate Account.

As of December 31, 2008, no Independent Manager and no immediate family member of an Independent Manager has, during the two most recently completed calendar years, had any material direct or indirect interest in any transaction or series of similar transactions, in which the amount involved exceeded $120,000 and to which any of the following persons was a party:

•	the Separate Account, or officer thereof;

•

any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same insurance company, investment adviser or principal underwriter as the Separate Account or has an insurance company, investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Separate Account, or officer thereof;

•	the Company, the investment adviser or the principal underwriter of the Separate Account, or officer thereof; or

•	any person directly or indirectly controlling, controlled by, or under common control with the Company, the investment adviser or the principal underwriter of the Separate Account, or officer thereof.

As of December 31, 2008, no Independent Manager and no immediate family member of an Independent Manager has, during the two most recently completed calendar years, had any direct or indirect relationship, in which the amount involved exceeded $120,000, with any of the following persons:

•	the Separate Account, or officer thereof;

•

any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same insurance company, investment adviser or principal underwriter as the Separate Account or has an insurance company, investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Separate Account, or officer thereof;

•	the Company, the investment adviser or the principal underwriter of the Separate Account, or officer thereof; or

•	any person directly or indirectly controlling, controlled by, or under common control with the Company, the investment adviser or the principal underwriter of the Separate Account, or officer thereof.

As of December 31, 2008, no officer of the Company, the investment adviser or the principal underwriter of the Separate Account or an officer of any person directly or indirectly controlling, controlled by, or under common control with the Company, the investment adviser or the principal underwriter of the Separate Account, during the two most recently completed calendar years, has served on the board of directors of a company where an Independent Manager of the Separate Account or an immediate family member of an Independent Manager has also served as an officer of such company during the two most recently completed calendar years.

F. Code of Ethics

The Separate Account, the Company, PRIMCO, and ALFS, Inc. have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, as amended. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Separate Account, subject to certain restrictions.

G. Proxy Voting Policies and Procedures

The Separate Account has delegated the authority to vote proxies to the Company and has authorized the Company to delegate proxy voting authority to PRIMCO. PRIMCO’s Proxy Voting Policy and Procedures are attached to this Statement of Additional Information as Appendix A (the “Proxy Voting Policy”).

Information regarding how the Separate Account voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling collect (423) 294-8913 and on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

The codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (212) 551-8090. The codes of ethics are also available on the EDGAR database on the SEC’s website at http://www.sec.gov. Copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Item 21. Investment Advisory and Other Services

A. Investment Advisory Agreement

PRIMCO currently serves as investment adviser to the Separate Account pursuant to an investment advisory agreement (“Investment Advisory Agreement”), which was approved by Contractowners on November 15, 2007 and became effective February 1, 2008. The Investment Advisory Agreement, after the initial two year period, must be renewed each year by a majority of the Separate Account’s Board of Managers who are not parties to the agreement or interested persons of any such party.

Under the Investment Advisory Agreement, PRIMCO provides “investment advisory services” to the Separate Account. In that connection, it is required specifically to provide the Board of Managers continuously with an investment program for its approval or rejection and, if rejected, to submit another program for consideration.

Pursuant to the Investment Advisory Agreement, the PRIMCO is responsible for all duties related to the investment, reinvestment and safekeeping of the assets of the Separate Account and for all expenses attributable to performing its investment advisory services, including costs, if any, of compensating officers and employees of PRIMCO connected with providing investment advisory services to the Separate Account.

In connection with PRIMCO’s obligations under the Investment Advisory Agreement, PRIMCO bears the cost of all services and expenses attributable to the maintenance and operation of the Separate Account (other than costs relating to the administration and distribution of the variable annuity contracts which are provided for in the current Sales and Administration Agreement for the Separate Account). These costs include, among other things: fees required by federal and state securities regulatory authorities and the Financial Industry Regulatory Authority, costs of maintaining the books and records of the Separate Account; determining the net asset value of the Separate Account, including salaries, rent, postage, telephone, travel, office equipment and stationery. All brokerage commissions and other fees relating to purchases and sales of investments for the Separate Account are paid out of the assets of the Separate Account.

PRIMCO is a Tennessee Limited Liability Company organized in October 1997. It is owned by Unum Group. PRIMCO is registered with the SEC as an investment adviser. Its principal offices are located at 1 Fountain Square, Chattanooga, Tennessee, 37402. Its predecessor was The Paul Revere Investment Management Company, with whom it merged in 1997. The managers of PRIMCO are also officers of Unum Group. The members of the Board of Governors of PRIMCO are officers of Unum Group. The personnel employed by PRIMCO consist primarily of individuals who were previously employed in the investment operations of Unum Group or its insurance subsidiaries. Thus, the same personnel who have provided investment services to the company and to the Separate Account continue to do so, but they are employed be a different legal entity.

As well as providing investment management services to the Company, PRIMCO also provides investment management services to Unum Group and certain of its subsidiaries. As of December 31, 2008, PRIMCO had over $35.0 billion in assets under management.

For its advisory services to the Separate Account under the Investment Advisory Agreement, PRIMCO charges an amount which equals, on an annual basis, 0.5% of the average daily net asset value of the Separate Account. However, PRIMCO has voluntarily agreed to waive this fee. At December 31, 2008, the net asset value for the Separate Account was $10.51. For the fiscal years ended December 31, 2008, 2007 and 2006, the investment advisory fees previously paid to the Company as the investment adviser to the Separate Account were $9,866, $12,549 and $12,957, respectively.

B. Sales and Administrative Services Agreement

Historically, the Company served as Administrator of the Separate Account. As a consequence of an Asset Transfer and Acquisition Agreement entered into by Provident Companies, Inc., et. al. and American General Corporation, et. al., dated as of December 8, 1997, the Variable Annuity Life Insurance Company became the Administrator of the Separate Account pursuant to the Separate Account Administrative Services Agreement, dated May 15, 1998, between the Company and The Variable Annuity Life Insurance Company. The change in Administrator did not result in any changes in administrative and sales fee.

Under the Sales and Administrative Services Agreement, VALIC performs administrative functions relative to variable annuity contracts, receiving as compensation the sales and administration charge deducted from purchase payments as described in the Prospectus. The total sales and administration charges received by VALIC in 2008, 2007 and 2006 were $0, $0 and $0, respectively.

The Company has received $13,813, $17,569 and $18,139, from the Separate Account during 2008, 2007 and 2006, respectively, as its charge for assuming the mortality and expense risks under its variable annuity contracts, this representing a charge on each valuation date of an amount which, on an annual basis, equals .70% of the average daily net asset value of the Separate Account as permitted under the Sales and Administrative Services Agreement. At the present time the Company believes there are no statutory or regulatory limitations on the expenses that may be deducted from the Separate Account, but the Company assures that all expense deductions, other than for taxes, will not exceed 2% annually based upon the average daily net asset value of the Separate Account.

C. Custodian

Investment custodial services are provided through an agreement between the Company and JPMorgan Chase Bank’s responsibilities include safeguarding and controlling the Separate Account’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Separate Account’s investments.

D. Independent Registered Public Accounting Firm

The Separate Account’s independent registered public accounting firm is Deloitte & Touche LLP (“Deloitte & Touche), 111 South Wacker Drive, Chicago, Illinois, 60606. This is Deloitte & Touche’s third year to conduct the annual audit of the Separate Account’s financial statements.

E. Ownership and Control

As of December 31, 2008, the members of the Board of Managers of the Separate Account and the directors and principal officers of the Company as a group, through their ownership of individual variable annuity contracts, owned beneficially and of record no units.

F. Experts

The financial statements included in this Statement of Additional Information and the related financial statement schedules have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Item 22. Portfolio Managers

The portfolio managers for the Separate Account are Michael J. Updegraff and Ben S. Miller. Mr. Updegraff’s title is Senior Investment Officer and he has twenty-three years of service. For the last nine years, Mr. Updegraff has been involved as a credit analyst for the High Yield and Investment Grade bond portfolios in various industry sectors. Mr. Miller’s title is Vice President-Alternative Investments. He has twenty-two years of service. For the last nine years, Mr. Miller has managed High Yield portfolios.

The compensation structure for portfolio managers includes base, bonus and long-term incentive (for officers of the Company). The base salary range for the job is determined by using market data for jobs with similar job functions. Actual pay within the range is determined based upon individual knowledge, skills, abilities and reviews of each manager’s job performance.

The bonus plan for investment professionals creates a “pool” based on net investment income and other factors. Each participant has goals related to fulfilling various job responsibilities including managing the Separate Account in accordance with investment guidelines and their performance is measured based on the achievement of those goals as well as their contribution to the overall pool.

The long-term incentive for officers is based on market data for comparable jobs as well as corporate achievement against goals. Each participant’s actual grant is based on their individual performance.

Item 23. Brokerage Allocation

PRIMCO, as investment adviser to the Separate Account, selects the securities for purchase and sale by the Separate Account. Changes in the Separate Account’s investments are reviewed by the Board of Managers.

PRIMCO has no set formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of investments. The primary consideration in placing portfolio security transactions with broker/dealers is execution at the most favorable prices and in the most effective manner possible.

PRIMCO attempts to achieve this result by selecting broker/dealers to execute portfolio transactions on behalf of the Separate Account and its other clients on the basis of their professional capability, the value and quality of the brokerage services and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but prices include a dealer’s markup or markdown), PRIMCO normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of such securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time-to-time soliciting dealer fees may be available to PRIMCO on the tender of Separate Account portfolio securities in so-called “Tender or Exchange Offers.” Such soliciting dealer fees will be, in effect, recaptured for the Separate Account by PRIMCO to the extent possible. At present, no other recapture agreements are in effect. Brokerage business is not allocated based on the sale of variable annuity contracts.

In certain instances, there may be securities which are suitable for the Separate Account’s portfolio as well as that of one or more of the other clients of PRIMCO. Investment decisions for the Separate Account and for PRIMCO’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by or bought or sold for other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are unavoidable because several clients have similar investment objectives. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized in some cases this system could have a detrimental effect on the price or volume of the securities as far as the Separate Account is concerned. In other cases, it is believed that the Separate Account’s ability to participate in volume transactions will produce better transaction results for the Separate Account.

Brokerage commissions paid in the years ended December 31, 2008, 2007 and 2006 amounted to $1,576, $800 and $1,488, respectively. Brokerage commissions were paid to 1 broker in 2008. No brokerage commission was paid to any broker who was or is an affiliated person of the Company, the Separate Account or PRIMCO.

Item 24. Purchase and Pricing of Securities Being Offered

NOTE: Contracts are no longer being offered or sold to the public.

Please refer to the Prospectus sections entitled “General Description of Variable Annuity Contracts,” page 15 of the Prospectus and “Purchases and Contract Value,” page 22 of the Prospectus.

Item 25. Underwriters

Until March 2002, the Company served as the underwriter for the Separate Account. As approved by the Board of Managers on February 7, 2002, the Underwriting Agreement between the Company and the Separate Account was terminated and an Underwriting Agreement between the Separate Account and ALFS, Inc., an affiliated broker-dealer of the Company, was entered into effective as of March 30, 2002. Both ALFS, Inc. and the Company are wholly owned subsidiaries of Allstate Life Insurance Company. Contracts are no longer being offered or sold to the public.

Item 26. Calculation of Performance Data

No performance data is included in the Prospectus; therefore, this item is inapplicable.

Item 27. Annuity Payments

Please refer to the Prospectus section entitled “Annuity Period,” page 17 of the Prospectus.

Item 28. Financial Statements

FINANCIAL STATEMENTS

Allstate Assurance Company Separate Account B

As of December 31, 2008 and

For the Years Ended December 31, 2008 and 2007,

and Report of Independent Registered Public Accounting Firm

Allstate Assurance Company Separate Account B

Audited Financial Statements

December 31, 2008

Deloitte & Touche LLP
111 S. Wacker
Chicago, IL 60606 USA

Tel: 312-486-1200
Fax: 312-486-1486
www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Contract Owners

Allstate Assurance Company Separate Account B,

And Board of Directors of Allstate Assurance Company

We have audited the accompanying statement of assets and liabilities of Allstate Assurance Company Separate Account B (the “Separate Account”), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in variable annuity contract owners’ equity for the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended prior to December 31, 2005 were audited by other auditors whose report dated February 9, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allstate Assurance Company Separate Account B as of December 31, 2008, the results of its operations for the year then ended, the changes in its variable annuity contract owners’ equity for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

February 27, 2009

STATEMENT OF ASSETS AND LIABILITIES

Allstate Assurance Company Separate Account B

December 31, 2008
ASSETS
Common stocks - at market value (Cost: $1,114,220)	$1,308,675
Cash	26,761
Accrued dividends	4,121

TOTAL ASSETS	$1,339,557

LIABILITIES AND CONTRACT OWNERS' EQUITY

Amounts payable for terminations and variable annuity benefits	$23,389
Management fee and other amounts due Allstate
Assurance Company	683

TOTAL LIABILITIES	24,072

Contract owners' equity:
Deferred annuity contracts terminable by owners - (accumulation units outstanding: 102,476.336)	1,077,373
Annuity contracts in pay-out period - (annuitization units outstanding: 22,648.458)	238,112

TOTAL CONTRACT OWNERS' EQUITY	$1,315,485

See accompanying notes to financial statements.

2

STATEMENT OF OPERATIONS

Allstate Assurance Company Separate Account B

Year Ended December 31, 2008
INVESTMENT INCOME

Income:

Dividends	$37,126
Other	1,938

Total Income	39,064

Expenses - Note D:
Investment advisory services	9,866
Mortality and expense assurances	13,813

Total Expenses	23,679

NET INVESTMENT INCOME	15,385

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NOTE A

Net realized gain from investment transactions
Proceeds from sales	428,064
Cost of investments sold	384,520

Net realized gain	43,544

Net unrealized appreciation of investments:
At end of period	194,455
At beginning of period	1,197,158

Decrease in net unrealized appreciation of investments	(1,002,703)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(959,159)

NET DECREASE IN CONTRACT OWNERS' EQUITY FROM OPERATIONS	$(943,774)

See accompanying notes to financial statements.

3

STATEMENTS OF CHANGES IN VARIABLE ANNUITY CONTRACT OWNERS’ EQUITY

Allstate Assurance Company Separate Account B

	Year Ended December 31
	2008	2007
BALANCE AT BEGINNING OF PERIOD	$2,442,225	$2,503,950

FROM OPERATIONS:

Net investment income	15,385	11,552
Net realized gain on investments	43,544	241,190
Decrease in net unrealized appreciation of investments	(1,002,703)	(101,805)

Increase (decrease) in contract owners’ equity from operations	(943,774)	150,937

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS:

Net contract purchase payments (Units purchased):	91,421	—
2008 - 5,424.604;
2007 - -
Terminations and death benefits (Units terminated):	(91,784)	(192,046)
2008 - 7,040.995;
2007 - 10,795.100
Variable annuity benefits paid (Number of units):	(89,255)	(113,964)
2008 - 5,464.138;
2007 - 6,428.522
Adjustment to net assets allocated to annuity contracts in payout period (Number of units):	(93,348)	93,348

2008 - (5,254.043);
2007 - 5,254.043

Decrease in contract owners' equity from variable annuity contract transactions	(182,966)	(212,662)

NET DECREASE IN CONTRACT OWNERS' EQUITY	(1,126,740)	(61,725)

BALANCE AT END OF PERIOD	$1,315,485	$2,442,225

See accompanying notes to financial statements.

4

SCHEDULE OF INVESTMENTS

Allstate Assurance Company Separate Account B

December 31, 2008

	Number of Shares	Market Value	% of Net Assets
COMMON STOCKS

CAPITAL GOODS

Emerson Electric Company	1,600	$58,576
General Electric Company	3,900	63,180
Textron, Inc.	1,800	24,966
Tyco Electronics, Ltd.	1,025	16,615
Tyco International, Ltd.	1,025	22,140

		185,477	14.1%

CONSUMER GOODS

PepsiCo, Inc.	1,800	98,586
Procter & Gamble Company	1,000	61,820

		160,406	12.2%

CONSUMER SERVICES

Lowe's Companies, Inc.	2,000	43,040
Wal-Mart Stores, Inc.	1,600	89,696

		132,736	10.1%

ENERGY

Dominion Resources, Inc.	2,500	89,600
National Oilwell Varco, Inc.*	944	23,071
Schlumberger, Ltd.	1,300	55,029
Weatherford International, Inc.*	3,000	32,460

		200,160	15.2%

FINANCIAL

American Express Company	2,600	48,230	3.7%

See accompanying notes to financial statements.

5

SCHEDULE OF INVESTMENTS - Continued

Allstate Assurance Company Separate Account B

December 31, 2008

	Number of Shares	Market Value	% of Net Assets
COMMON STOCKS - Continued

HEALTH CARE

Becton Dickinson & Company	700	$47,873
Covidien, Ltd.	1,025	37,146
DaVita, Inc.*	1,500	74,355
Johnson & Johnson	1,600	95,728
Medtronic, Inc.	1,300	40,846
Stryker Corporation	1,000	39,950

		335,898	25.5%

TECHNOLOGY

Cisco Systems, Inc.*	5,500	89,650
Intel Corporation	3,400	49,844
Microsoft Corporation	3,800	73,872

		213,366	16.2%

TELECOMMUNICATIONS

Corning, Inc.*	3,400	32,402	2.5%

TOTAL COMMON STOCK		1,308,675	99.5%

TOTAL INVESTMENTS		1,308,675	99.5%

CASH AND RECEIVABLES LESS LIABILITIES		6,810	0.5%

TOTAL CONTRACT OWNERS' EQUITY		$1,315,485	100.0%

* - Non-income producing security

See accompanying notes to financial statements.

6

FINANCIAL HIGHLIGHTS

Allstate Assurance Company Separate Account B

Selected data for an accumulation unit outstanding (including both deferred annuity contracts terminable by owners and annuity contracts in pay-out period) throughout each period excluding sales loads:

	Year Ended December 31
	2008	2007	2006	2005	2004
Investment income	$0.30	$0.29	$0.25	$0.19	$0.23
Expenses	0.18	0.21	0.19	0.18	0.18

Net investment income	0.12	0.08	0.06	0.01	0.05
Net realized and unrealized gain (loss) on investments	(7.38)	0.93	1.33	0.27	1.16
Net increase (decrease) in contract owners’ equity	(7.26)	1.01	1.39	0.28	1.21
Net contract owners’ equity:
Beginning of year	17.77	16.76	15.37	15.09	13.88

End of year	$10.51	$17.77	$16.76	$15.37	$15.09

Total Return	(40.86%)	6.03%	9.04%	1.86%	8.72%
Ratio of expenses to average contract owners’ equity	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average contract owners’ equity	0.77%	0.46%	0.37%	0.07%	0.38%
Portfolio turnover	17%	8%	2%	6%	5%
Deferred annuity contracts terminable by owners-accumulation units outstanding at end of period	102,476	109,517	120,312	155,903	179,114

See accompanying notes to financial statements.

7

NOTES TO FINANCIAL STATEMENTS

Allstate Assurance Company Separate Account B

December 31, 2008

NOTE A—INVESTMENTS AND ACCOUNTING POLICIES

Allstate Assurance Company Separate Account B (“Separate Account B”) is a segregated investment account of Allstate Assurance Company (formerly Provident National Assurance Company) and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Certain administrative services of Separate Account B are provided by The Variable Annuity Life Insurance Company (“VALIC”) under a contract dated May 15, 1998. These services include processing of unit transactions and daily unit value calculations subsequent to December 1, 1998 as well as accounting and other services. On February 1, 2001, Unum Group (formerly UnumProvident Corporation) sold the Provident National Assurance Company corporate shell, including the Separate Account B assets and liabilities, to Allstate Life Insurance Company. This transaction had no impact on the contract owners of Separate Account B.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in those statements and accompanying notes. Actual results may differ from such estimates.

Common stocks are valued at published market quotations which represent the closing sales price for securities traded on a national stock exchange or the mean between the quoted bid and asked prices for those traded over-the-counter.

Net assets allocated to contracts in the payout period are computed according to the 1971 Individual Annuity Mortality Table or the 1983a Individual Annuitant Mortality Table. The assumed investment return is 3.5 percent. The mortality risk is fully borne by Unum Group and may result in additional amounts being transferred into Separate Account B by Unum Group to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company. In 2008, Unum Group transferred $93,348 into Separate Account B to cover the additional amounts needed for the annuitants as calculated at December 31, 2007.

Realized and unrealized gains and losses are credited to, or charged to, contract owners’ equity. The identified cost basis has been used in determining realized gains and losses on sales of investments. There were gross unrealized gains of $358,345 and gross unrealized losses of $163,890 at December 31, 2008. Security transactions are recorded on a trade date basis. Dividend income is recorded on an accrual basis as of the ex-dividend date.

A summary of the cost of investments purchased and proceeds from investments sold for the year ended December 31, 2008 is shown below.

Year Ended December 31, 2008
Cost of investments purchased	$330,681

Proceeds from investments sold	$428,064

The aggregate cost of investments for federal income tax purposes is the same as that presented in the Statements of Assets and Liabilities.

8

NOTES TO FINANCIAL STATEMENTS - Continued

Allstate Assurance Company Separate Account B

December 31, 2008

NOTE B—FAIR VALUE MEASUREMENTS

Effective January 1, 2008, Separate Account B adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS 157), Fair Value Measurements. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. It does not require any new fair value measurements. SFAS 157 clarifies a number of considerations with respect to fair value measurement objectives for financial reporting and expands disclosure about the use of fair value measurements, with particular emphasis on the inputs used to measure fair value. This disclosure is intended to provide users of the financial statements the ability to assess the reliability of an entity’s fair value measurements. The adoption of SFAS 157 did not materially change the approach or methods utilized for determining fair value measurements or the fair values derived under those methods.

SFAS 157 requires financial instruments measured at fair value to be categorized into a three-level classification. The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management. The valuation criteria for each level is summarized as follows:

•	Level 1 – Inputs are unadjusted and represent quoted prices in active markets for identical assets at the measurement date.

•	Level 2 – Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset through correlation with market data at the measurement date.

•

Level 3 – Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. Financial assets presented at fair value and categorized as Level 3 are generally those that are valued using unobservable inputs.

As of December 31, 2008, all investments held by Separate Account B were valued using Level 1 inputs as defined by SFAS 157.

NOTE C—FEDERAL INCOME TAXES

Separate Account B intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of Separate Account B are included in the tax return of Allstate Life. Allstate Life is taxed as a life insurance company under the Code and joins with The Allstate Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No state or federal income taxes are allocable to Separate Account B, as it did not generate taxable income.

Separate Account B had no liability for unrecognized tax benefits at December 31, 2008, and there was no activity related to unrecognized tax benefits during the year. Separate Account B believes that it is reasonably possible that the liability balance will not significantly change within the next six months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.

NOTE D—EXPENSES

Deductions are made by Allstate Assurance Company at the end of each valuation period for investment advisory services and for mortality and expense assurances, which on an annual basis are .50% and .70%, respectively, of the net assets of Separate Account B.

9

ACCUMULATION UNIT VALUE TABLE

(Unaudited)

Allstate Assurance Company Separate Account B

End of Month	Accumulation Unit Value	End of Month	Accumulation Unit Value
1968	1.036279	March 2001	14.835643
1969	1.080379	June	16.233254
1970	1.030039	September	13.226137
1971	1.178612	December	15.297123
1972	1.403795	March 2002	14.625826
1973	1.126624	June	12.053638
1974	0.863269	September	9.364676
1975	1.022844	December	10.188983
1976	1.156853	March 2003	9.728625
1977	1.064425	June	11.721042
1978	1.094150	September	12.329500
1979	1.219189	December	13.879698
1980	1.555258	March 2004	14.120048
1981	1.473246	June	14.422906
1982	1.812441	September	13.795096
1983	2.132092	December	15.094382
1984	2.029912	March 2005	14.304578
1985	2.480050	June	14.363421
1986	2.743444	September	14.795618
1987	2.734169	December	15.370699
1988	3.087892	March 2006	15.914824
1989	3.812606	June	15.781618
1990	3.736441	September	15.949882
1991	5.036212	December	16.756791
1992	5.028547	March 2007	16.780022
1993	5.646864	June	17.955239
1994	5.410722	September	18.522881
1995	6.908158	December	17.766886
1996	8.435567	January 2008	16.280804
1997	11.384926	February	15.960852
1998	15.192155	March	16.403785
March 1999	15.889579	April	17.175662
June	17.218781	May	17.480459
September	15.844714	June	16.270263
December	19.180992	July	15.927210
March 2000	19.749348	August	16.249850
June	19.048870	September	14.738496
September	17.707495	October	11.912266
December	16.659801	November	10.844046
		December	10.513382

Initial contributions to Separate Account B were received on February 1, 1968, prior to which time the unit value was set at 1.000000

The above indicates the accumulation unit value on the last valuation day of each year from December 1968 through December 1998, on the last valuation day of each quarter from March 1999 through December 2007, and on the last valuation day of each month beginning January 2008. The results shown should not be considered as a representation of the results which may be realized in the future.

10

ALLSTATE ASSURANCE COMPANY

Statutory-basis Financial Statements as of and for

the Years Ended December 31, 2008, 2007 and 2006,

and Independent Auditors’ Report

ALLSTATE ASSURANCE COMPANY

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

Allstate Assurance Company

We have audited the accompanying Statutory-basis Statements of Financial Position of Allstate Assurance Company (the “Company”) (an affiliate of The Allstate Corporation) as of December 31, 2008 and 2007, and the related Statutory-basis Statements of Operations, Changes in Capital and Surplus, and Cash Flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Illinois Division of Insurance, and such practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the differences between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Allstate Assurance Company as of December 31, 2008 or 2007, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2008.

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Allstate Assurance Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, on the basis of accounting described in Note 2.

/s/ Deloitte & Touche LLP

Chicago, Illinois
April 23, 2009

1

ALLSTATE ASSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

DECEMBER 31, 2008 AND 2007

(in thousands, except par value and share data)	2008	2007
ADMITTED ASSETS
Bonds (fair value: $8,630 and $7,912)	$7,692	$7,098
Common stocks (cost: $215 and $209)	215	209
Cash, cash equivalents and short-term investments	1,844	1,453

Subtotals, cash and invested assets	9,751	8,760

Investment income due and accrued	87	91
Current federal and foreign income taxes recoverable and interest thereon	—	17
Net deferred tax asset	88	115
Receivables from parent, subsidiaries and affiliates	—	3
Other assets	9	9
From Separate Accounts, Segregated Accounts and Protected Cell Accounts	1,340	2,374

Total	$11,275	$11,369

LIABILITIES
Interest maintenance reserve	$651	$283
General expenses due or accrued	—	27
Current federal and foreign income taxes	266	—
Asset valuation reserve	35	31
Payable to parent, subsidiaries and affiliates	31	2
From Separate Accounts Statement	1,340	2,374

Total liabilities	2,323	2,717

COMMITMENTS AND CONTINGENCIES (NOTE 9)

CAPITAL AND SURPLUS
Common capital stock ($3 par value, 1,000,000 shares authorized, issued and outstanding)	3,000	3,000
Gross paid in and contributed surplus	4,374	4,374
Unassigned funds (surplus)	1,578	1,278

Total capital and surplus	8,952	8,652

Total	$11,275	$11,369

See notes to statutory-basis financial statements.

2

ALLSTATE ASSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

(in thousands)	2008	2007	2006
Net investment income	$411	$454	$439
Amortization of interest maintenance reserve	30	10	10
Commissions and expense allowances on reinsurance ceded	7	7	7
Other income	7	9	9

Total revenue	455	480	465

Total expense	155	186	91

Net gain from operations after dividends to policyholders but before federal income taxes	300	294	374

Federal and foreign income taxes incurred (excluding tax on capital gains)	(31)	(21)	4

Net income	$331	$315	$370

See notes to statutory-basis financial statements.

3

ALLSTATE ASSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

(in thousands)	2008	2007	2006
Capital and surplus, December 31, prior year	$8,652	$8,340	$7,983
Net income	331	315	370
Change in net deferred income tax	(65)	(118)	(114)
Change in nonadmitted assets and related items	38	118	114
Change in asset valuation reserve	(4)	(3)	(13)

Capital and surplus, December 31, current year	$8,952	$8,652	$8,340

See notes to statutory-basis financial statements.

4

ALLSTATE ASSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

(in thousands)	2008	2007	2006
Cash from operations:
Net investment income	$510	$524	$504
Miscellaneous income	14	16	12

Total	524	540	516

Commissions, expenses paid and aggregate write-ins for deductions	(182)	(178)	(72)
Federal and foreign income taxes recovered (paid)	24	16	26

Total	158	(162)	(46)

Net cash from operations	366	378	470

Cash from investments:
Proceeds from investments sold, matured or repaid	7,093	200	26
Cost of investments acquired (long-term only)	(7,101)	(24)	(210)

Net cash from investments	(8)	176	(184)

Cash from financing and miscellaneous sources:
Other cash provided (applied)	33	(3)	—

Net cash from financing and miscellaneous sources	33	(3)	—

Reconciliation of cash and short-term investments:
Net change in cash and short-term investments	391	551	286
Cash and short-term investments, beginning of year	1,453	902	616

Cash and short-term investments, end of year	$1,844	$1,453	$902

See notes to statutory-basis financial statements.

5

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

1.	General

Nature of operations

Allstate Assurance Company (“Company”), an insurance company domiciled in the state of Illinois, is a wholly-owned subsidiary of Allstate Life Insurance Company (“ALIC”). ALIC is wholly owned by Allstate Insurance Company (“AIC”), a wholly-owned subsidiary of Allstate Insurance Holdings, LLC (“AIH”). AIH is a wholly-owned subsidiary of The Allstate Corporation (the “Corporation”).

The Company is licensed to conduct business in all 50 states and the District of Columbia. Annuity premiums represented 100% of the Company’s total direct statutory premiums and annuity considerations. The two states contributing the largest portion of the Company’s statutory premiums and annuity considerations were North Carolina and Pennsylvania. Paul Revere Life Insurance Company and American General Life Insurance Company serve as third party administrators.

The Company has closed blocks of deferred and immediate fixed annuity business, and a closed variable annuity product, the assets and liabilities of which are held in a Separate Account. The Company reinsures 100% of its business with unaffiliated reinsurers.

The Company monitors economic and regulatory developments that have the potential to impact its business. Under current federal and state income tax law, the annuity products offered by the Company receive favorable tax treatment. This favorable treatment may give certain of these products a competitive advantage over noninsurance products. Congress from time to time considers legislation that would reduce or eliminate the favorable policyholder tax treatment currently applicable to annuities. Congress also considers proposals to reduce the taxation of certain products or investments that may compete with annuities. Legislation that increases the taxation on insurance products or reduces the taxation on competing products could lessen the advantage or create a disadvantage for certain of our products making them less competitive. Such proposals, if adopted, could have a material adverse effect on our profitability and financial condition or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

2.	Summary of Significant Accounting Policies

Basis of presentation

The Company prepares its financial statements in conformity with accounting practices prescribed or permitted by the Illinois Division of Insurance (“IL DOI”). Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The state of Illinois requires its domestic insurance companies to prepare financial statements in conformity with the NAIC Accounting Practices and Procedures Manual (“APPM”), which includes all Statements of Statutory Accounting Principles (“SSAPs”), subject to any deviations prescribed or permitted by the IL DOI.

Accounting practices and procedures of the NAIC as prescribed or permitted by the IL DOI comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences relevant to the Company are as follows:

a.	Investments in bonds are generally stated at amortized cost, while under GAAP, they are generally carried at fair value. For GAAP, the difference between amortized cost and fair value is reflected as a component of shareholders’ equity.

b.	Investments in common stocks are valued as prescribed by the NAIC Securities Valuation Office (“SVO”), while under GAAP, they are reported at fair value.

c.	The APPM requires that, if in the aggregate, the Company has a net negative cash balance it shall be reported as a negative asset. GAAP classifies such negative cash balances as other liabilities.

6

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

d.	Costs that vary with and are primarily related to acquiring life insurance and investment business, principally agents’ and brokers’ remuneration and certain underwriting costs, are expensed as incurred, while under GAAP, they are deferred and amortized to income either over the premium paying period of the related policies in proportion to the estimated revenue on such business or in relation to the present value of estimated gross profits on such business over the estimated lives of the contracts.

e.	Both GAAP and the APPM require a provision for deferred taxes on temporary differences between the reporting and tax bases of assets and liabilities. The change in deferred taxes is reported in surplus per the APPM, while under GAAP, the change is reported in the income statement. The APPM also includes limitations as to the amount of deferred tax assets that may be reported as an admitted asset.

f.	Statutory policy reserves are based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration of withdrawals. Statutory policy reserves generally differ from policy reserves under GAAP, which are based on the Company’s estimates of mortality, interest and withdrawals. The effect, if any, on reserves due to a change in valuation basis is recorded directly to unassigned surplus rather than included in the determination of net gain from operations.

g.	The asset valuation (“AVR”) and interest maintenance (“IMR”) reserves are required by the APPM, but not GAAP.

h.	The effects of reinsurance are netted against the corresponding assets or liabilities versus reported on a gross basis for GAAP.

i.	Certain assets, principally furniture and equipment, are designated as nonadmitted assets and are charged directly to unassigned surplus, while under GAAP, nonadmitted assets are reinstated to the balance sheet, net of any valuation allowance.

j.	GAAP requires the presentation of comprehensive income and its components in the financial statements, which is not required by the APPM.

k.	Realized investment gains and losses are reported net of related income taxes, while under GAAP, such gains and losses are reported gross of tax.

Use of estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the IL DOI requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Investments are stated at values prescribed by the SVO. Bonds are stated at amortized cost using the scientific interest method with two exceptions. Bonds with an NAIC designation of 6 are carried at the lower of amortized cost or fair value, with the difference reflected in unassigned surplus. In addition, bonds with an NAIC designation of 6* are carried at zero. 6* means the NAIC designation was assigned by the SVO due to inadequate certification of interest and principal payments.

Common stocks are carried at fair value. The differences between cost and fair value are recorded as a change in net unrealized capital gains (losses), which is a component of unassigned surplus.

Short-term investments are carried at cost or amortized cost that approximates fair value.

Investment income consists primarily of interest and is recognized on an accrual basis using the effective yield method. Accrual of income is suspended for bonds that are in default or when the receipt of interest payments is in doubt.

Realized capital gains and losses include gains and losses on investment sales and write-downs in value due to other-than-temporary declines in fair value. Realized capital gains and loses on investment sales include calls and prepayments and are determined on a specific identification basis.

7

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

The Company recognizes other-than-temporary impairment losses on bonds, common stocks and short-term investments when the decline in fair value specific to an issuer’s fundamental credit difficulties, or a non-interest related decline, is deemed to be other than temporary. Interest rate related impairments are deemed other than temporary when the Company has the intent to sell an investment, at the reporting date, before recovery of the cost of the investments.

Due and accrued investment income is recorded as an admitted asset, with two exceptions. Due and accrued investment income for investments where the interest is more than 90 days past due is nonadmitted. Due and accrued investment income that is determined to be uncollectible, regardless of its age, is written off in the period that determination is made. All due and accrued investment income was admitted at December 31, 2008 and 2007.

Premium and annuity considerations

Premiums for annuity products are recognized as revenue when collected.

Reserves for policy benefits

Benefit reserves for annuity products are calculated according to the Commissioners’ Annuity Reserve Valuation Method with appropriate statutory interest and mortality assumptions. Reserve interest rates ranged from 3.50% to 11.25% at both December 31, 2008 and 2007.

AVR and IMR

The Company establishes certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on all invested asset categories excluding cash, contract loans, premiums notes, collateral notes and income receivables. This valuation reserve requires an appropriation of surplus to provide for possible credit-related losses. Realized and unrealized capital gains and losses, net of tax, other than those resulting from interest rate changes, are added or charged to the AVR.

The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments which result from interest rate changes. These gains and losses are then amortized into investment income over the originally planned remaining years to maturity of the underlying investment. Make whole fees and prepayment penalties are recorded as investment income and not included in IMR.

Reinsurance

The Company has reinsurance agreements whereby all annuity considerations and policy benefits are ceded to reinsurers. Amounts reinsured under coinsurance and modified coinsurance agreements are reflected net of reinsurance in the Statements of Financial Position and Statements of Operations. Reinsurance does not extinguish the Company’s primary liability under the policies written. The Company regularly evaluates whether an allowance for uncollectible reinsurance is needed by evaluating the admissibility, collectibility and collateralization of reinsurers’ balances in accordance with the APPM. An allowance for uncollectible reinsurance is established, as appropriate, and reported as a liability.

Income taxes

The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the statutory financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal asset giving rise to the difference was tax goodwill. The net change in deferred tax assets and liabilities is applied directly to unassigned surplus. The nonadmitted portion of a gross deferred tax asset is determined by applying the rules prescribed by SSAP No. 10, Income Taxes.

Separate Account

The assets of the Separate Account are carried at fair value and are comprised of actively traded, exchange-listed U.S. equity securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access. Separate Account liabilities represent the contractholders’ claims to the related assets and are carried at the fair value of the assets.

8

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

Separate Account premium deposits, benefit expenses and contract charges for mortality risk, contract and policy administration are recorded by the Company and reflected in the Statements of Operations. Investment income and realized and unrealized capital gains and losses of the assets accrue directly to the contractholders and, therefore, are not included in the Company’s Statements of Operations.

The amounts reported in the Notes to Statutory-basis Financial Statements exclude information of the Company’s Separate Account, except for Notes 4, 12 and 13.

3.	Investments

Fair values

The statement value, gross unrealized gains, gross unrealized losses and fair value of the Company’s bonds, consisting entirely of U.S. government bonds, were as follows:

(in thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
At December 31, 2008	$7,692	$938	$—	$8,630
At December 31, 2007	7,098	814	—	7,912

Unrealized losses

There are a number of assumptions and estimates inherent in evaluating impairments specific to an issuer’s fundamental credit difficulties, or non-interest related decline, and determining if they are other than temporary, including: 1) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 2) the expected recoverability of principal and interest; 3) the length of time and extent to which the fair value has been less than amortized cost for bonds or cost for common stocks; 4) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry conditions and trends, and implications of rating agency actions and offering prices; and 5) the specific reasons that a security is in a significant unrealized loss position, including market conditions which could affect liquidity.

Unrealized losses result from declines in fair value below amortized cost for bonds or cost for common stocks and are evaluated for other-than-temporary impairment. At December 31, 2008 and 2007, the Company had no unrealized losses on its investments.

Scheduled maturities

The scheduled maturities for bonds were as follows at December 31, 2008:

(in thousands)	Statement Value	Fair Value
Due after five years through ten years	$7,055	$7,714
Due after ten years	637	916

Total	$7,692	$8,630

Net realized capital gains and losses

Net realized gains and losses from investment securities consisted of the following in 2008:

(in thousands)	Gross Realized Gains	Gross Realized Losses	Net Realized Gains (Losses)
Bonds	$687	$—	$687
Amounts transferred to IMR			(398)
Capital gains tax expense			(289)

Net realized capital gains			$—

9

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

Proceeds from sales of bonds, exclusive of calls and maturities, were $7 million in 2008 and $0 in both 2007 and 2006. Gross gains of $687 thousand were realized on sales of bonds during 2008. There were no realized gains or losses in 2007 or 2006, and there were no investment impairments recorded in 2008, 2007 or 2006.

4.	Financial Instruments

In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole, since certain of the Company’s assets (including net deferred tax asset) and liabilities are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments such as investment income due and accrued are generally of a short-term nature. Their carrying values are deemed to approximate fair value.

Financial assets

The statement value and fair value of financial assets at December 31 were as follows:

(in thousands)	2008		2007
	Statement Value	Fair Value	Statement Value	Fair Value
Bonds	$7,692	$8,630	$7,098	$7,912
Common stocks	215	215	209	209
Short-term investments	1,844	1,844	1,453	1,453
Separate Account	1,340	1,340	2,374	2,374

Fair value of bonds is based on valid SVO market prices as determined by the SVO. For publicly traded bonds, if a valid SVO market price is not available, fair value is based upon quoted market prices or dealer quotes.

Common stocks are valued based on market prices as determined by the SVO. If a valid SVO market price is not available, fair value is based upon quoted market prices or dealer quotes.

Short-term investments are highly liquid investments with maturities of one year or less. Their statement values are deemed to approximate fair value.

Separate Account assets are carried in the Statements of Financial Position at fair value based on quoted market prices.

Financial liabilities

The statement value and fair value of financial liabilities at December 31 were as follows:

(in thousands)	2008		2007
	Statement Value	Fair Value	Statement Value	Fair Value
Separate Account	$1,340	$1,340	$2,374	$2,374

Separate Account liabilities are carried at the fair value of the underlying assets.

5.	Income Taxes

The provision for incurred income taxes for the years ended December 31 was:

(in thousands)	2008	2007	2006
Federal income tax—excluding net capital gains (losses)	$(31)	$(21)	$4
Federal income tax on net capital gains (losses)	289	—	—

Federal income taxes incurred	$258	$(21)	$4

10

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

The provision for federal income taxes incurred was different from that which would have been obtained by applying the statutory federal income tax rate to income before taxes. The items causing this difference were as follows at December 31:

(in thousands)	2008	Effective Tax Rate
Provision computed at statutory rate	$346	35.0%
Change in net deferred income taxes	(65)	(6.7)
Prior year true-up	(7)	(0.7)
Other	(16)	(1.5)

Total statutory income taxes	$258	26.1%

(in thousands)	2007	Effective Tax Rate
Provision computed at statutory rate	$103	35.0%
Change in net deferred income taxes	(118)	(40.0)
Prior year true-up	(4)	(1.4)
Other	(2)	(0.8)

Total statutory income taxes	$(21)	(7.2)%

(in thousands)	2006	Effective Tax Rate
Provision computed at statutory rate	$131	35.0%
Change in net deferred income taxes	(114)	(30.4)
Prior year true-up	(9)	(2.3)
Other	(4)	(1.2)

Total statutory income taxes	$4	1.1%

The components of the net deferred tax asset were as follows at December 31:

(in thousands)	2008	2007
Total of gross deferred tax assets	$959	$1,024
Total of gross deferred tax liabilities	—	—

Net deferred tax asset	959	1,024
Deferred tax asset nonadmitted	871	909

Net admitted deferred tax asset	$88	$115

(Increase) decrease in nonadmitted asset	$38

The tax effects of temporary differences that gave rise to significant portions of deferred tax assets were as follows at December 31:

(in thousands)	2008	2007
Tax goodwill	$817	$932
Investments	142	92

Total deferred tax assets	959	1,024
Nonadmitted deferred tax assets	871	909

Net admitted deferred tax asset	$88	$115

11

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

The change in net deferred income tax was comprised of the following at December 31 (this analysis is exclusive of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income tax in the Statements of Changes in Capital and Surplus):

(in thousands)	2008	2007	Change
Total deferred tax assets	$959	$1,024	$(65)
Total deferred tax liabilities	—	—	—

Net deferred tax asset	$959	$1,024	(65)

Tax effect of unrealized gains (losses)			—

Change in net deferred income tax			(65)
Adjustment to prior year tax liabilities			—

Change in net deferred income tax relating to the provision			$(65)

(in thousands)	2007	2006	Change
Total deferred tax assets	$1,024	$1,142	$(118)
Total deferred tax liabilities	—	—	—

Net deferred tax asset	$1,024	$1,142	(118)

Tax effect of unrealized gains (losses)			—

Change in net deferred income tax			(118)
Adjustment to prior year tax liabilities			—

Change in net deferred income tax relating to the provision			$(118)

(in thousands)	2006	2005	Change
Total deferred tax assets	$1,142	$1,256	$(114)
Total deferred tax liabilities	—	—	—

Net deferred tax asset	$1,142	$1,256	(114)

Tax effect of unrealized gains (losses)			—

Change in net deferred income tax			(114)
Adjustment to prior year tax liabilities			—

Change in net deferred income tax relating to the provision			$(114)

The Company’s federal taxable income for the year ended December 31, 2008 was consolidated with the entities listed below:

ALFS, Inc.	Deerbrook Insurance Company
ALIC Reinsurance Company	Encompass Floridian Indemnity Company
Allstate Assignment Company	Encompass Floridian Insurance Company
Allstate Assurance Company	Encompass Home and Auto Insurance Company
Allstate Bank	Encompass Indemnity Company
Allstate Enterprises, LLC	Encompass Independent Insurance Company
Allstate Financial Corporation	Encompass Insurance Company
Allstate Fire and Casualty Insurance Company	Encompass Insurance Company of America
Allstate Floridian Indemnity Company	Encompass Insurance Company of Massachusetts
Allstate Floridian Insurance Company	Encompass Insurance Company of New Jersey
Allstate Indemnity Company	Encompass Property and Casualty Company
Allstate Insurance Company	Encompass Property and Casualty Insurance Company of New Jersey
Allstate International Insurance Holdings, Inc.	E.R.J. Insurance Group, Inc.
Allstate Investment Management Company	First Colonial Insurance Company
Allstate Investments, LLC	Intramerica Life Insurance Company
Allstate Life Insurance Company	Ivantage Select Agency, Inc.
Allstate Life Insurance Company of New York	Kennett Capital, Inc.
Allstate Motor Club, Inc.	Lincoln Benefit Life Company
Allstate New Jersey Insurance Company	North Light Specialty Insurance Company
Allstate New Jersey Property and Casualty Insurance	Northbrook Indemnity Company
Company	Northbrook Services, Inc.
Allstate Non-Insurance Holdings, Inc.	Ocoma Industries, Inc.
Allstate North American Insurance Company	Pablo Creek Services, Inc.
Allstate Property and Casualty Insurance Company

12

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

Allstate Reinsurance, Ltd.	Pembridge America, Inc.
Allstate Settlement Corporation	Roadway Protection Auto Club, Inc.
Allstate Texas Lloyd’s	Signature Agency, Inc.
Allstate Texas Lloyd’s, Inc.	Signature Dental & Vision, Inc.
American Heritage Life Insurance Company	Signature Motor Club, Inc.
American Heritage Life Investment Corporation	Signature Motor Club of California, Inc.
American Heritage Service Company	Signature Nationwide Auto Club of California, Inc.
Charter National Life Insurance Company	Signature’s Nationwide Auto Club, Inc.
Concord Heritage Life Insurance Company, Inc.	Sterling Collision Centers, Inc.
Credit Card Sentinel, Inc.	Surety Life Insurance Company
Deerbrook General Agency, Inc.	The Allstate Corporation

The consolidated group elected under Internal Revenue Code Section 1552(a)(2) to allocate the consolidated federal income tax liability based on each member’s federal income tax liability computed on a separate return basis, except all tax benefits resulting from operating losses and tax credits are allocated to the Company to the extent they can be utilized in the consolidated return. In years when the consolidated tax return results in an alternative minimum tax liability, the regular tax is allocated first as described above, and the excess of the alternative minimum tax over the regular tax is allocated to the members whose tax posture gives rise to the alternative minimum tax.

6.	Information Concerning Parent, Subsidiaries, Affiliates and Other Related Parties

Related party transactions

There were no transactions entered into by the Company with related parties in 2008, 2007 or 2006 that involved more than  1/2 of 1% of the Company’s admitted assets. Activity resulting from any reinsurance agreements, insurance contracts or cost allocation transactions in accordance with intercompany agreement provisions was excluded.

The Company reported the following as payable to affiliates at December 31:

(in thousands)	2008	2007
AIC	$30	$—
Allstate Investments, LLC (“AILLC”)	1	2

Total	$31	$2

The Company did not report receivables from affiliates at December 31, 2008. The Company reported $3 thousand as receivable from AIC at December 31, 2007. Intercompany receivable and payable balances are evaluated on an individual company basis. Net intercompany balances less than $1 million and those equal to or greater than $1 million are generally settled quarterly and monthly, respectively.

Significant related party agreements

The Company, the Corporation and certain of its affiliated insurance companies are parties to an Amended and Restated Service and Expense Agreement (the “Agreement”) pursuant to which AIC furnishes a variety of services. The Agreement provides for cost sharing and allocation of operating expense among the parties.

The Company is a party to an Investment Management Agreement with AILLC whereby AILLC provides investment management services and advice.

The Company is a party to a federal income tax allocation agreement with the Corporation.

7.	Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

The Company utilizes the services of AIC employees. AIC and the Corporation provide various benefits, including defined benefit pension plans, certain health care and life insurance benefits for certain eligible employees and retired employees and participation in The Allstate 401(K) Savings Plan. The Company was allocated an appropriate share of the costs associated with these benefits in accordance with the Agreement. All amounts allocated to the Company for these benefits, except those related to investment expenses, were ceded 100% to the assuming reinsurer. The Company’s allocated share of these benefits was immaterial in 2008, 2007 and 2006.

13

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

8.	Capital and Surplus

Dividend restrictions

The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. Without prior approval of the IL DOI, ordinary dividends to shareholder are limited to $895 thousand. This amount is formula driven based on net income and capital and surplus, as well as the timing and amounts of dividends paid in the preceding twelve months as specified by Illinois insurance law. Dividends are not cumulative.

Unassigned surplus

The components contributing to the cumulative reduction of unassigned surplus at December 31 were as follows:

(in thousands)	2008	2007
Nonadmitted asset and related items	$(871)	$(909)
Asset valuation reserve	(35)	(31)

9.	Commitments and Contingencies

Regulation and legal proceedings

The Company is subject to changing social, economic and regulatory conditions. From time to time regulatory authorities seek to impose additional regulations regarding agent and broker compensation and otherwise expand overall regulation of insurance products and the insurance industry. The ultimate changes and eventual effects of these initiatives on the Company’s business, if any, are uncertain.

Federal income tax contingencies

The Internal Revenue Service (“IRS”) is not currently examining the Company. The statute of limitations has expired for tax years through 2004. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

The Company had no liability for tax contingencies computed in accordance with SSAP No. 5, Liabilities, Contingencies and Impairments of Assets, at December 31, 2008 or 2007 and believes it is reasonably possible that the tax contingencies balance will not increase within the next twelve months. No amounts have been accrued for interest or penalties with respect to tax contingencies.

10.	Reinsurance

The Company had previously written single premium annuities. This single premium annuity business of the Company was transferred to the Paul Revere Life Insurance Company via an indemnity reinsurance agreement effective December 31, 2000. Reserves and related assets of $179 million at December 31, 2000 were transferred in accordance with the agreement. Reserve credits taken were $151 million and $150 million, respectively, at December 31, 2008 and 2007.

During 1998, the Company also reinsured, on a 100% coinsurance basis, its in-force block of individual tax-sheltered annuity business with The Variable Annuity Life Insurance Company, an affiliate of American General Corporation. Reinsurance ceded information under the terms of the reinsurance agreement was as follows:

(in thousands)	2008	2007	2006
Annuity and other fund deposits	$191	$113	$96
Surrender benefits and other fund withdrawals	1,310	1,989	2,686

14

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

11.	Direct Premium Written/Produced by Managing General Agents/Third Party Administrators

The aggregate amount of direct premiums written/produced by managing general agents/third party administrators was $191 thousand, $113 thousand and $96 thousand for 2008, 2007 and 2006, respectively, which was less than 5% of the Company’s surplus. All direct premium written/produced by managing general agents/third party administrators were ceded to external reinsurers.

12.	Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Withdrawal characteristics of annuity reserves and deposit-type contracts and other liabilities without life or disability contingencies were as follows at December 31:

(in thousands)	2008
	Amount	% of Total
Subject to discretionary withdrawal:
At fair value	$1,315	1%
At book value without adjustment (minimal or no charge or adjustment)	11,975	7
Not subject to discretionary withdrawal	150,250	92

Total (gross)	163,540	100%

Reinsurance ceded	(162,225)

Total (net)*	$1,315

(in thousands)	2007
	Amount	% of Total
Subject to discretionary withdrawal:
At fair value	$2,349	1%
At book value without adjustment (minimal or no charge or adjustment)	12,738	8
Not subject to discretionary withdrawal	149,479	91

Total (gross)	164,566	100%

Reinsurance ceded	(162,217)

Total (net)*	$2,349

*	Excludes other transfers to general account due or accrued as reported on Separate Accounts Annual Statement liability page.

The following information was obtained from the applicable exhibits in the Company’s December 31, 2008 and 2007 Separate Account Annual Statements, which reconciles total annuity actuarial reserves and deposit liabilities by withdrawal characteristics presented above:

(in thousands)	2008	2007
Exhibit 3, Total annuities (net)	$238	$403
Exhibit 4, Liability for deposit type contracts	1,077	1,946

Total	$1,315	$2,349

13.	Separate Account

The Separate Account contains variable annuity contracts which the Company discontinued offering on February 1, 1984. The Separate Account is registered under the Investment Company Act of 1940 (the “Act”) as an open-end diversified investment company and is registered with the Securities and Exchange Commission (“SEC”). Through the Separate Account, the Company sets aside, separate and apart from its general assets, assets attributable to the variable portion of its variable annuity contracts. Registration under the Act does not involve supervision of management or investment practices or policies by the SEC.

The Separate Account primarily invests in common stock, however, there may be times that holding common stock may not be the best method of achieving the Separate Account’s primary objective and thus assets may also be invested in preferred stocks, corporate bonds, stock warrants or options or real estate. The primary investment objective of the Separate Account is long-term growth. There can be no assurance that the investment objective will be attained.

15

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

(in thousands)	2008	2007
	Nonguaranteed Separate Account	Nonguaranteed Separate Account
At December 31:
Reserves at fair value	$1,315	$2,349

Reserves by withdrawal characteristics
Subject to discretionary withdrawal:
At fair value	$1,077	$1,946
Not subject to discretionary withdrawal	238	403

Total	$1,315	$2,349

Transfers as reported in the Summary of Operations of the Separate Account Annual Statements	$(89)	$(114)

Reconciliation of net transfers to or (from) the Separate Account for the years ended December 31 was as follows:

(in thousands)	2008	2007	2006
Transfers as reported in the Summary of Operations of the Separate Account Annual Statements:
Transfers from Separate Account	$(89)	$(114)	$(111)

Net transfers from Separate Account	(89)	(114)	(111)
Reconciling adjustments:
Reinsurance ceded	89	114	111

Transfers as reported in the Statements of Operations	$—	$—	$—

* * * * * *

16

APPENDIX A

Provident Investment Management, LLC

Proxy Voting Policy and Procedures

November 30, 2004

Under Rule 206(4)-6 of the Investment Advisers Act of 1940, any adviser that exercises voting authority with respect to client securities must adopt proxy voting policies and procedures. Provident Investment Management LLC (the “Firm”) exercises proxy voting authority for advised or sub-advised client accounts, including registered investment companies. In addition, the Firm provides proxy voting recommendations to affiliate agency accounts. The Firm has adopted the following Proxy Voting Policy and Procedures to ensure that client proxies are voted in the best interest of the clients’ accounts and are not affected by any material conflicts of interest within the Firm.

With respect to securities held in client accounts, the Firm shall vote in the best interest of clients without regard to the Firm’s interest. Generally, the Firm will support company managements which, in its opinion, have the intent and ability to maximize shareholder wealth over the long-term. Long-term shareholder value need not be sacrificed in favor of short-term gains. Proposals that diminish the rights of shareholders or diminish management or board accountability to the shareholders will typically be opposed. However, reasonable measures that provide the board or management with flexibility for negotiation during unsolicited takeover attempts might be supported provided that such measures do not deter every potential acquisition. Likewise, compensation plans that appear excessive relative to comparable companies’ compensation packages and/or appear unreasonable in light of the performance of the issuer will typically be opposed. Matters involving social issues or corporate responsibility will be evaluated principally based on their likely impact on the economic value of the issuer. On occasion, votes may be withheld for certain directors to show our disfavor with a company’s chief executive or particular directors. See “Pre-Determined Proxy Voting Policy”.

The Firm has adopted a variety of methods to ensure that proxy votes are not affected by conflicts of interest. In cases where the Firm votes securities in accordance with its pre-determined policy, the vote is insulated from potential conflicts of interest that the Firm may have. Only in those instances when the Firm determines that it is in the best interest of clients to vote securities contrary to its pre-determined policy, does the potential for a conflict arise.

Conflicts of interest may arise when the Firm or an affiliate has a relationship with an issuer (e.g, a routine relationship such as a checking account) whether the Firm has knowledge of the relationship or not. For purposes of the policy, a “material conflict of interest” is defined as a non-routine relationship between the issuer of a security and the Firm or an affiliate of which the Firm has actual knowledge that may affect the Firm’s judgment in voting securities in the best interest of client accounts. Material conflicts may arise when the Firm or an affiliate serves as investment adviser or fiduciary for the issuer or when an affiliate has a significant relationship with the issuer.

In instances where the Firm has determined that it is not in the best interest of their clients to follow the pre-determined policy, the Senior Vice President - Investments must approve any recommendations for votes. In the event that the Firm determines that there is a material conflict of interest with respect to the proxy vote, the conflict of interest and the Firm’s recommendation must be disclosed to the client and consent or direction must be obtained from the client. All votes in which the Firm has chosen to override the pre-determined policy will be reviewed on a quarterly basis by the President of the Firm or the Board of Managers for Allstate Assurance Company Separate Account B. The Proxy Voting Coordinator is responsible for maintaining the documentation regarding any vote recommendations or vote overrides.

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

VARIABLE ANNUITY CONTRACTS

SOLD BY

ALLSTATE ASSURANCE COMPANY

NORTHBROOK, ILLINOIS 60062

(847) 402-5000

PART C

OTHER INFORMATION

Item 29. Financial Statements and Exhibits

A. Financial Statements

Included in Prospectus:

Per unit income and capital changes and variable annuity unit values — condensed financial information for the ten (10) years ended December 31, 2008

Included in Statement of Additional Information:

Allstate Assurance Company Separate Account B

Report of the Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Variable Annuity Contract Owners’ Equity, Schedule of Investments, Notes to Financial Statements

Allstate Assurance Company

Report of the Independent Registered Public Accounting Firm, Statement of Financial Position—Statutory Basis, Statement of Operations—Statutory Basis, Statement of Changes in Capital and Surplus—Statutory Basis, Statement of Cash Flows—Statutory Basis, Notes to Financial Statements—Statutory Basis

B. Exhibits

The following exhibits which are marked with an asterisk (*) are incorporated herein by reference (pursuant to Regulation Section 230.447 and Section 270.8b-32 and in accordance with Rule 24 of the Commission’s Rules of Practice) to the registration statement filed by Registrant under the Securities Act of 1933 or specified amendments thereto.

*	(1)	Resolutions of Board of Directors of the Company creating Separate Account B as filed with the initial registration statement

*	(2)	Rules and Regulations of the Registrant (Post-Effective Amendments Nos. 26 and 27, December 17, 1979, and April 3, 1980, respectively)

*	(3)	Custodian Agreement with respect to securities of the Registrant (Post Effective Amendment No. 23; April 3, 1978)

*	(4.1)	Investment Advisory Agreement (Post-Effective Amendment No. 23; April 3, 1978)

*	(4.2)	Sub-Advisory Agreement (Post-Effective Amendment No. 49; May 3, 1999)

*	(5)	Underwriting or distribution contract (Post-Effective Amendment No. 23; April 3, 1978)

*	(6)	Form of variable annuity contracts (Post-Effective Amendment No. 26; December 17, 1979)

*	(7)	Form of variable annuity application (filed with variable annuity contracts - see Item 6 above)

*	(8)	Certificate of Incorporation of the insurance company (Post-Effective Amendment No. 37; April 30, 1987); By-Laws (Post Effective Amendment No. 41, April 30, 1991).

*	(11)	Separate Account Administrative Services Agreement (Post-Effective Amendment No. 49; May 3, 1999)

*	(12)	Opinion of Counsel (filed with Registrant’s initial Registration Statement)

	(13)	(A)	Consent of Independent Auditors and Consent of Independent Registered Public Accounting Firm is filed herewith.

		(B)	Consent of Counsel is filed herewith.

	(14)	Not Applicable.

	(15)	Not Applicable.

*	(16)	Code of Ethics (Post-Effective Amendment No. 58; April 28, 2008)

	(99.1)	Power of Attorney is filed herewith.

Item 30. Directors and Officers of the Insurance Company

Allstate Assurance Company, formerly Provident National Assurance Company. Name change effective as of November 7, 2001.

(1) Name and Address Principal Address	(2) Positions and Offices with Insurance Company	(3) Positions and Offices with Registrant
Frederick F. Cripe	Director, Chairman of the Board,
3100 Sanders Road, Suite J5B	President and Chief Executive Officer
Northbrook, Illinois, 60062

John C. Lounds	Director, Senior Vice President
3100 Sanders Road, Suite J5B
Northbrook, Illinois, 60062

John C. Pintozzi	Director, Senior Vice President and
3100 Sanders Road, Suite J5B	Chief Financial Officer
Northbrook, Illinois, 60062

Susan L. Lees	Director, General Counsel and Secretary
3100 Sanders Road, Suite J5B
Northbrook, Illinois, 60062

Matthew S. Easley	Director
3100 Sanders Road, Suite J5B
Northbrook, Illinois, 60062

Thomas W. Evans	Senior Vice President
3100 Sanders Road, Suite J5B
Northbrook, Illinois, 60062

Judith P. Greffin	Senior Vice President and Chief
3100 Sanders Road, Suite J5B	Investment Officer
Northbrook, Illinois, 60062

Richard C. Crist, Jr.	Vice President and Chief Privacy Officer
3100 Sanders Road, Suite J5B
Northbrook, Illinois, 60062

Samuel H. Pilch	Group Vice President and Controller
3100 Sanders Road, Suite J5B
Northbrook, Illinois, 60062

Steven C. Verney	Treasurer
3100 Sanders Road, Suite J5B
Northbrook, Illinois, 60062

Kevin Tiernan	Chief Administrative Officer
3100 Sanders Road, Suite J5B
Northbrook, Illinois 60062

Keith A. Hauschildt	Assistant Vice President and
3100 Sanders Road, Suite J5B	Chief Compliance Officer
Northbrook, Illinois 60062

Item 30. Directors and Officers of the Insurance Company – (Continued)

(1) Name and Address Principal Address	(2) Positions and Offices with Insurance Company	(3) Positions and Offices with Registrant
Errol Cramer	Assistant Vice President and
3100 Sanders Road, Suite J5B	Appointed Actuary
Northbrook, Illinois, 60062

Joseph P. Rath	Assistant Vice President, Assistant General
3100 Sanders Road, Suite J5B	Counsel and Assistant Secretary
Northbrook, Illinois, 60062

Mary J. McGinn	Assistant Secretary
3100 Sanders Road, Suite J5B
Northbrook, Illinois, 60062

Jennifer M. Hager	Assistant Secretary
3100 Sanders Road, Suite J5B
Northbrook, Illinois 60062

Mario Rizzo	Assistant Treasurer
3100 Sanders Road, Suite J5B
Northbrook, Illinois 60062

Karen C. Duffey	Assistant Treasurer
3100 Sanders Road, Suite J5B
Northbrook, Illinois 60062

Item 31. Persons Controlled By or Under Common Control with the Insurance Company or Registrant

OPERATING SUBSIDIARIES WHICH ARE 100% DIRECTLY OR INDIRECTLY OWNED BY THE ALLSTATE CORPORATION

The Allstate Corporation (Delaware Holding Company)

Allstate Insurance Holdings, LLC (Delaware)

Allstate International Insurance Holdings, Inc. (Delaware)

Allstate Non-Insurance Holdings, Inc. (Delaware)

Allstate Bank

American Heritage Life Investment Corporation (Delaware)

Kennett Capital Holdings, LLC (Delaware)

Allstate Insurance Holdings, LLC

(Subsidiary of The Allstate Corporation)

Allstate Insurance Company (Illinois)

Allstate Insurance Company

(Subsidiary of Allstate Insurance Holdings, LLC)

Allstate Fire and Casualty Insurance Company (Illinois)

Allstate Financial, LCC (Delaware)

Allstate Financial Corporation (Illinois)

Allstate Financial Services, LLC (Delaware)

Allstate Floridian Insurance Company (Illinois)

Allstate Indemnity Company (Illinois)

Allstate Insurance Company of Canada (Canada)

Allstate Life Insurance Company (Illinois)

Allstate New Jersey Insurance Company (Illinois)

Allstate North American Insurance Company (Illinois)

Allstate Property and Casualty Insurance Company (Illinois)

Allstate Texas Lloyd’s, Inc. (Texas)

Northbrook Indemnity Company (Illinois)

Tech-Cor, LLC (Delaware)

North Light Specialty Insurance Company (Illinois)

Encompass Indemnity Company (Illinois)

Encompass Insurance Company (Illinois)

Encompass Independent Insurance Company (Illinois)

Encompass Insurance Company of America (Illinois)

Encompass Home and Auto Insurance Company (Illinois)

Encompass Property and Casualty Company (Illinois)

Encompass Insurance Company of Massachusetts (Massachusetts)

Deerbrook Insurance Company (Illinois)

Allstate Insurance Company of Canada

(Subsidiary of Allstate Insurance Company)

Allstate Life Insurance Company of Canada (Canada)

Pafco Insurance Company (Canada)

Pembridge Insurance Company (Canada)

Allstate International Insurance Holdings, Inc.

(Subsidiary of The Allstate Corporation)

Allstate Reinsurance Ltd. (Bermuda)

Item 31. Persons Controlled By or Under Common Control with the Insurance Company or Registrant – (Continued)

OPERATING SUBSIDIARIES WHICH ARE 100% DIRECTLY OR INDIRECTLY OWNED BY THE ALLSTATE CORPORATION

Allstate Life Insurance Company

(Subsidiary of Allstate Insurance Company)

Allstate Financial Advisors, LLC (Delaware)

ALIC Reinsurance Company (South Carolina)

Allstate Distributors, L.L.C. (Delaware)

ALFS, Inc. (Delaware)

Allstate Life Insurance Company of New York (New York)

Allstate Assignment Company (Nebraska)

Allstate Settlement Corporation (Nebraska)

Charter National Life Insurance Company (Illinois)

Intramerica Life Insurance Company (New York)

Lincoln Benefit Life Company (Nebraska)

Allstate Assurance Company (Illinois)

Surety Life Insurance Company (Nebraska)

Allstate Institutional Advisors, LLC(Delaware)

Allstate Financial Capital Partners, LLC (Delaware)

Allstate New Jersey Insurance Company

(Subsidiary of Allstate Insurance Company)

Allstate New Jersey Property and Casualty Insurance Company (Illinois)

Encompass Property and Casualty Insurance Company of New Jersey (Illinois)

Encompass Insurance Company of New Jersey

Allstate Non-Insurance Holdings, Inc.

(Subsidiary of The Allstate Corporation)

Allstate Investment Management Company (Delaware)

Allstate Investments, LLC (Delaware)

Allstate Motor Club, Inc. (Delaware)

Northbrook Services, Inc. (Delaware)

Allstate Northern Ireland Limited (Northern Ireland)

Sterling Collision Centers, Inc. (Delaware)

Roadway Protection Auto Club, Inc. (Delaware)

Ivantage Select Agency, Inc. (Illinois)

Allstate Enterprises, LLC (Delaware)

Pablo Creek Services, Inc. (Illinois)

American Heritage Life Investment Corporation

(Subsidiary of The Allstate Corporation)

American Heritage Life Insurance Company (Florida)

American Heritage Service Company (Florida)

E.R.J. Insurance Group, Inc. (Florida)

American Heritage Life Insurance Company

(Subsidiary of American Heritage Life Investment Corporation)

First Colonial Insurance Company (Florida)

Item 31. Persons Controlled By or Under Common Control with the Insurance Company or Registrant – (Continued)

OPERATING SUBSIDIARIES WHICH ARE 100% DIRECTLY OR INDIRECTLY OWNED BY THE ALLSTATE CORPORATION

Deerbrook Insurance Company

(Subsidiary of Allstate Insurance Company)

Deerbrook General Agency, Inc. (Texas)

Allstate Floridian Insurance Company

(Subsidiary of Allstate Insurance Company)

Encompass Floridian Indemnity Company (Illinois)

Encompass Floridian Insurance Company (Illinois)

Allstate Floridian Indemnity Company (Illinois)

Kennett Capital Holdings, LLC

(Subsidiary of The Allstate Corporation)

Kennett Capital, Inc. (Delaware)

Kennett Capital Partners, LLC (Delaware)

Allstate Enterprises, LLC

(Subsidiary of Allstate Non-Insurance Holdings, Inc.)

Signature Motor Club, Inc. (Delaware)

Credit Card Sentinel, Inc. (California)

Signature Dental & Vision, Inc. (California)

Signature’s Nationwide Auto Club, Inc. (Delaware)

Signature Agency, Inc. (Delaware)

Ocoma Industries, Inc. (Delaware)

Allstate Investment Management Company

(Subsidiary of Allstate Non-Insurance Holdings, Inc.)

Allstate Investment Management Limited (United Kingdom)

Allstate Equity Management, LLC (Delaware)

Signature Motor Club, Inc.

(Subsidiary of Allstate Enterprises, LLC)

Signature Motor Club of California, Inc. (California)

Signature’s Nationwide Auto Club, Inc.

(Subsidiary of Allstate Enterprises, LLC)

Signature Nationwide Auto Club of California, Inc. (California)

Item 32. Number of Contractowners. The number of contractowners in the Separate Account as of April 27, 2009 was 69.

Item 33. Indemnification. The Indemnification Agreement is included as part of Exhibit 1 under Item 29.

Item 34. Business and Other Connections of Investment Adviser

The Investment Adviser is a life insurance company licensed to do business in all 50 states and the District of Columbia. Currently, it provides services to variable contract separate accounts. For information concerning profession, location and employment of officers and directors, see Item 30 above. The Investment Adviser and principal underwriters share some officer and director commonality.

Item 35. Principal Underwriters

(a)	ALFS, Inc.

(b)

(1) Name and Address Principal Address	(2) Positions and Offices with Insurance Company	(3) Positions and Offices with Registrant
Lawrence W. Dahl	Director and President
3100 Sanders Road, Suite J5B
Northbrook, Illinois, 60062

J. Eric Smith	Director, Chairman of the Board
3100 Sanders Road, Suite J5B	and Chief Executive Officer
Northbrook, Illinois 60062

Susan L. Lees	Secretary
3100 Sanders Road, Suite J5B
Northbrook, Illinois 60062

Marian Goll	Vice President, Treasurer and Financial
3100 Sanders Road, Suite J5B	Operations Principal
Northbrook, Illinois 60062

Dana Goldstein	Chief Compliance Officer
3100 Sanders Road, Suite J5B
Northbrook, Illinois 60062

Richard C. Crist, Jr.	Vice President and Chief Privacy
3100 Sanders Road, Suite J5B	Officer
Northbrook, Illinois 60062

Joseph P. Rath	Vice President, General Counsel
3100 Sanders Road, Suite J5B	and Assistant Secretary
Northbrook, IL 60062

Item 35. Principal Underwriters

(b)	Continued

(1) Name and Address Principal Address	(2) Positions and Offices with Insurance Company	(3) Positions and Offices with Registrant
William F. Emmons	Assistant Secretary
3100 Sanders Road, Suite J5B
Northbrook, Illinois 60062

Mary J. McGinn	Assistant Secretary
3100 Sanders Road, Suite J5B
Northbrook, Illinois 60062

Karen C. Duffy	Assistant Treasurer
3100 Sanders Road, Suite J5B
Northbrook, Illinois 60062

Mario Rizzo	Assistant Treasurer
3100 Sanders Road, Suite J5B
Northbrook, Illinois 60062

Steven C. Verney	Assistant Treasurer
3100 Sanders Road, Suite J5B
Northbrook, Illinois 60062

(c)	Not applicable - total payments were less than $2,000.

Item 36. Location of Accounts and Records

Each account book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules (17 CAFI 270.31A-1 to 31A-3) promulgated thereunder are held by Liz Barton, American General Corporation, 205 East 10th Street, Amarillo, Texas 79101, and Eric Alexander, American General Corporation, 205 East 10th Street, Amarillo, Texas 79101.

Item 37. Management Services

None.

Item 38. Undertakings

The Registrant hereby undertakes to:

(a)	file a post-effective amendment using financial statements of the Registrant which need not be certified, within four to six months from the effective date of the Registrant’s 1933 Act registration statement;

(b)	file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(c)	include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(d)	deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written request or oral request.

The Registrant hereby represents that any contract offered by the prospectus and which is issued pursuant to Section 403(b) of the Internal Revenue Code (“Code”) of 1986, as amended, is issued by the Registrant in reliance upon, and in compliance with, the Securities and Exchange Commission’s industry-wide no-action letter to the American Council of Life Insurance (publicly available November 28, 1988) which permits withdrawal restrictions to the extent necessary to comply with Code Section 403(b)(11).

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Chattanooga, State of Tennessee, on the 30th day of April, 2009.

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

/s/ David G. Fussell
David G. Fussell
Chairman, Board of Managers

SIGNATURES

As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David G. Fussell	Chairman and Member of the Board of Managers	April 30, 2009
David G. Fussell	(Principal Executive Officer and Principal Financial Accounting Officer)

/s/ Henry E. Blaine	Member, Board of Managers	April 30, 2009
Henry E. Blaine

/s/ H. Grant Law, Jr.	Member, Board of Managers	April 30, 2009
H. Grant Law, Jr.

/s/ Susan N. Roth	Secretary, Board of Managers and	April 30, 2009
Susan N. Roth	Chief Compliance Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons on April 30, 2009, in the capacities indicated.

SIGNATURE	TITLE

*/s/ Frederick F. Cripe	Director, Chairman of the Board, President and
Frederick F. Cripe	Chief Executive Officer

*/s/ John C. Lounds	Director and Senior Vice President
John C. Lounds

*/s/ Susan L. Lees	Director, General Counsel and Secretary
Susan L. Lees

*/s/ John C. Pintozzi	Director, Senior Vice President and Chief
John C. Pintozzi	Financial Officer

*/s/ Matthew S. Easley	Director
Matthew S. Easley

/s/ Susan N. Roth	For all of the Directors
Susan N. Roth
Attorney-in-Fact

*	By Power of Attorney filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed on its behalf by the undersigned, thereunto duly authorized, in the City of Northbrook, State of Illinois, on the 30th day of April, 2009.

ALLSTATE ASSURANCE COMPANY

/s/ Frederick F. Cripe
Frederick F. Cripe
Director, Chairman of the Board, President and
Chief Executive Officer